BASIC LEASE INFORMATION
OFFICE GROSS

LEASE DATE: (same as date in first paragraph of Lease)			October 14, 2016
TENANT:			JIVE SOFTWARE, INC., a Delaware corporation
TENANT’S NOTICE ADDRESS PRIOR TO TERM COMMENCEMENT DATE:			Jive Software 915 SW Start St. Suite 200 Portland, OR 97205 Attn: Greg Webber With a copy to: Jive Software 915 SW Start St. Suite 200 Portland, OR 97205 Attn: General Counsel
TENANT’S NOTICE ADDRESS ON AND AFTER TERM COMMENCEMENT DATE:
Jive Software
915 SW Start St. Suite 200
Portland, OR 97205
Attn: Greg Webber

With a copy to:

Jive Software
915 SW Start St. Suite 200
Portland, OR 97205
Attn: General Counsel

Notwithstanding anything to the contrary set forth in this Lease with respect to Tenant’s address for notices, Landlord does not waive and shall not be deemed to have waived any right it may have to deliver notice in accordance with any applicable statute.

TENANT’S BILLING ADDRESS:			300 Orchard City Drive, Suite Nos. 100A and 100B Campbell, California 95008
TENANT CONTACT:	Greg Webber	PHONE NUMBER: FAX NUMBER:	503-200-7495 Gregg.webber@jivesoftware.com
LANDLORD:			WATER TOWER FEE OWNER, LLC, a Delaware limited liability company
LANDLORD’S NOTICE ADDRESS:			FCP Management, Inc. 339 S. San Antonio Road, Suite 2B Los Altos, CA 94022 Attn: Asset Manager
LANDLORD’S REMITTANCE ADDRESS:			Water Tower Fee Owner LLC P.O. Box 740232 Los Angeles, CA 90074-0232 By Wire: Bank of America Routing number 026009593 Account number 1453422647
Project Description:			300 Orchard City Drive, Campbell, California 95008
Building Description:			300 Orchard City Drive, Campbell, California 95008
Premises:			Approximately 12,543 rentable square feet located at 300 Orchard City Drive, Suite Nos. 100A and 100B, Campbell, California 95008
Permitted Use:			General office use

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CA Office Gross Lease (10.4)    1

Parking:
Parking for the Project is available on a first come, first served basis in the surface area parking lot adjacent to the Project and in the parking garage on First Street, both of which are owned and operated by the City of Campbell and maintained by Landlord.

Scheduled Term Commencement Date:	March 1, 2017
Scheduled Length of Term:	Sixty-three (63) months
Scheduled Term Expiration Date:	The last day of the sixty-third (63rd) full calendar month after the Term Commencement Date, which Termination Date is estimated to be June 30, 2022.
Base Rent:	$52,680.60 per month (subject to adjustment as provided in Paragraph 39. A hereof)
Base Year:	2017
Security Deposit:	Letter of Credit in the amount of Three Hundred Sixty-Six Thousand Three Hundred and Eighty-One Dollars ($366,381.00)
Tenant’s Proportionate Share:
Of Building:	12.24%
Of Project:	12.24%
Tenant’s Broker:	Savills-Studley
Landlord’s Broker:	Cassidy Turley Commercial Real Estate Services, Inc., dba Cushman & Wakefield
Guarantor(s):	None as of the date of this Lease

The foregoing Basic Lease Information is incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the Lease, the latter shall control.

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CA Office Gross Lease (10.4)

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CA Office Gross Lease (10.4)

LEASE
THIS LEASE (the “Lease”) is made as of October 14, 2016, by and between WATER TOWER FEE OWNER, LLC, a Delaware limited liability company (“Landlord”), and JIVE SOFTWARE, a Delaware corporation (“Tenant”).

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1.    PREMISES

Landlord leases to Tenant and Tenant leases from Landlord, upon the terms and conditions hereinafter set forth, those premises (the “Premises”) outlined on Exhibit B and described in the Basic Lease Information. The Premises shall be all or part of a building (the “Building”) and of a project (the “Project”), which may consist of more than one building and additional facilities, as described in the Basic Lease Information. Landlord and Tenant acknowledge that physical changes may occur from time to time in the Premises, Building or Project, and that the number of buildings and additional facilities which constitute the Project may change from time to time, which may result in an adjustment in Tenant’s Proportionate Share, as defined in the Basic Lease Information, as provided in Paragraph 7.A.

2.    POSSESSION AND LEASE COMMENCEMENT

The term commencement date (“Term Commencement Date”) shall be the earlier of the date on which: (1) Tenant takes possession of some or all of the Premises, other than in connection with Tenant’s Early Access rights (defined below); and (2) the Initial Alterations to be constructed or performed in the Premises by Landlord shall have been Substantially Completed in accordance with the plans and specifications described on Exhibit C. Tenant’s taking of possession of the Premises or any part thereof, other than in connection with Tenant’s Early Access rights, shall constitute Tenant’s confirmation of Substantial Completion the Initial Alterations for all purposes hereof, whether or not substantial completion of the Building or Project shall have occurred. The Initial Alterations shall be deemed to be “Substantially Complete” (which definition shall include the variations “Substantial Completion,” or “Substantially Completed”) on the later of (i) the date that all of the Initial Alterations have been performed pursuant to the Approved Plans (as defined in Exhibit C attached hereto) in good and workmanlike manner and in compliance with all applicable laws, with the exception of any Punchlist Items and other details of construction, mechanical adjustment or any other similar matters, the noncompletion of which does not materially interfere with Tenant’s use of the Premises (collectively, the “Punchlist Items”); and (ii) the date Landlord and Tenant receive from the appropriate governmental authorities, with respect to the Initial Alterations performed by Landlord or its contractors in the Premises, all approvals necessary for the occupancy of the Premises. Substantial Completion shall be deemed to have occurred notwithstanding a requirement to complete Punchlist Items. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the Scheduled Term Commencement Date with the Initial Alterations Substantially Complete, Landlord shall not be subject to any liability therefor, nor shall Landlord be in default hereunder nor shall such failure affect the validity of this Lease, and Tenant agrees to accept possession of the Premises at such time as the Initial Alterations have been Substantially Completed, which date shall then be deemed the Term Commencement Date, except to the extent such delay is the result of a Tenant Delay (defined below). Tenant shall not be liable for any Rent for any period prior to the Term Commencement Date (but without affecting any obligations of Tenant under any improvement agreement appended to this Lease), except that the actual Term Commencement Date shall be postponed until the date that Landlord delivers possession of the Premises to Tenant with the Initial Alterations Substantially Complete, except to the extent that such delay is arising from or related to the acts or omissions of Tenant or any Tenant’s Parties, including, without limitation, as a result of: (a) Tenant’s failure to agree to plans and specifications and/or construction cost estimates or bids within five (5) days of submittal; (b) Tenant’s request for materials, finishes or installations other than Landlord’s standard except those, if any, that Landlord shall have expressly agreed to furnish without extension of time agreed by Landlord; (c) Tenant’s change in any Approved Plans; or, (d) performance or completion by a party employed by Tenant (each of the foregoing, a “Tenant Delay”). If any delay is the result of a Tenant Delay, the Term Commencement Date and the payment of rent under this Lease shall be accelerated by the number of days of such Tenant Delay. Notwithstanding the foregoing, Tenant shall only be responsible for Tenant Delays to the extent that they actually prevent Landlord from Substantially Completing the Initial Alterations by the Scheduled Term Commencement Date. Accordingly, the number of days of Tenant Delay shall not exceed the actual number of days between the Scheduled Term Commencement Date and the date of Substantial Completion of Initial Alterations. Landlord shall use reasonable efforts to notify Tenant in writing of any circumstances of which Landlord is aware that have caused or may cause a Tenant Delay, so that Tenant may take whatever action is appropriate to minimize or prevent such Tenant Delay. In the event of any dispute as to Substantial Completion of the Initial Alterations required to be performed by Landlord, the certificate of Landlord’s architect or general contractor shall be conclusive. Substantial Completion of the Initial Alterations shall have occurred notwithstanding Tenant’s submission of the Punchlist Items to Landlord, which Tenant shall submit, if at all, within ten (10) days after the Term Commencement Date or otherwise in accordance with any improvement agreement appended to this Lease. Upon Landlord’s request, Tenant shall promptly execute and return to Landlord a “Start-Up Letter” in which Tenant shall agree, among other things, to acceptance of the Premises and to the determination of the Term Commencement Date, in accordance with the terms of this Lease, but Tenant’s failure or refusal to do so shall not negate Tenant’s acceptance of the Premises or affect determination of the Term Commencement Date.
Notwithstanding the foregoing, if the Term Commencement Date has not occurred on or before the Required Completion Date (defined below), Tenant, as its sole remedy, may terminate this Lease by giving Landlord written notice of termination on or before the earlier to occur of: (a) five (5) business days after the Required Completion Date; and (b) the Term Commencement Date. In such event, this Lease shall be deemed null and void and of no further force and effect and Landlord shall promptly refund any prepaid rent, return the Letter of Credit previously provided by Tenant under this Lease and, so long as Tenant has not previously defaulted under any of its obligations under Exhibit C, the parties hereto shall have no further responsibilities or obligations to each other with respect to this Lease. The “Required Completion Date” shall mean the date which is two hundred ten (210) days after the later of the date this Lease is properly executed and delivered by Tenant and the date all prepaid rental and the Letter of Credit required under this Lease are delivered to Landlord. Landlord and Tenant acknowledge and agree that: (i) the determination of the Term Commencement Date shall take into consideration the effect of any Tenant Delays; and (ii) the Required Completion Date shall be postponed by the number of days the Term Commencement Date is delayed due to events of Force Majeure (defined below). Notwithstanding anything herein to the contrary, if Landlord determines in good faith that it will be unable to cause the Term Commencement Date to occur by the Required Completion Date, Landlord shall have the right to immediately cease its performance of the Initial Alterations and provide Tenant with written notice (the “Completion Date Extension Notice”) of such inability, which Completion Date Extension Notice shall set forth the date on which Landlord reasonably believes that the Term Commencement Date will occur. Upon receipt of the Completion Date Extension Notice, Tenant shall have the right to terminate this Lease by providing written notice of termination to Landlord within five (5) business days after the date of

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the Completion Date Extension Notice. If Tenant does not terminate this Lease within such five (5) business day period, the Required Completion Date automatically shall be amended to be the date set forth in Landlord’s Completion Date Extension Notice.
Subject to the terms of this Paragraph 2 and provided that this Lease has been fully executed by all parties and Tenant has delivered all prepaid rental, the Letter of Credit, and insurance certificates required hereunder, Landlord grants Tenant the right to enter the Premises fourteen (14) days prior to the Term Commencement Date, at Tenant’s sole risk, solely for the purpose of installing telecommunications and data cabling, equipment, furnishings and other personalty (“Early Access”). Such Early Access shall be subject to all of the terms and conditions of this Lease, except that Tenant shall not be required to pay Base Rent or Tenant’s Proportionate Share of Operating Expenses with respect to the period of time prior to the Term Commencement Date during which Tenant occupies the Premises solely for such purposes. However, Tenant shall be liable for any special services requested by Tenant during such period. Notwithstanding the foregoing, if Tenant takes possession of the Premises before the Term Commencement Date for any purpose other than as expressly provided in this paragraph, such Early Access shall be subject to the terms and conditions of this Lease and Tenant shall pay Base Rent, Tenant’s Proportionate Share of Operating Expenses, and any other charges payable hereunder to Landlord for each day of possession before the Term Commencement Date. Said Early Access shall not advance the Term Expiration Date. Landlord may withdraw such permission to enter the Premises prior to the Term Commencement Date at any time that Landlord reasonably determines that such entry by Tenant is causing a dangerous situation for Landlord, Tenant or their respective contractors or employees, or if Landlord reasonably determines that such entry by Tenant is hampering or otherwise preventing Landlord from proceeding with the completion of the Initial Alterations described in Exhibit C at the earliest possible date

3.    TERM

The term of this Lease (the “Term”) shall commence on the Term Commencement Date and continue in full force and effect for the number of months specified as the Length of Term in the Basic Lease Information or until this Lease is terminated as otherwise provided herein. If the Term Commencement Date is a date other than the first day of the calendar month, the Term shall be the number of months of the Length of Term in addition to the remainder of the calendar month following the Term Commencement Date.

4.    USE

A.    General. Tenant shall use the Premises for the permitted use specified in the Basic Lease Information (“Permitted Use”) and for no other use or purpose. Tenant’s employees, agents, customers, visitors, invitees, licensees, contractors, assignees and subtenants shall be collectively referred to herein as the “Tenant’s Parties.” So long as Tenant is occupying the Premises, Tenant and Tenant’s Parties shall have the nonexclusive right to use, in common with other parties occupying the Building or Project, driveways and other common areas of the Building and Project, subject to the terms of this Lease and such reasonable rules and regulations as Landlord may from time to time prescribe. Landlord reserves the right, without notice or liability to Tenant, and without the same constituting an actual or constructive eviction, to alter or modify the common areas from time to time, including the location and configuration thereof, and the amenities and facilities which Landlord may determine to provide from time to time, provided that Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s access to and use of the Premises.

B.    Limitations. Tenant shall not permit any odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises or from any portion of the common areas as a result of Tenant’s or any Tenant’s Party’s use thereof, nor take any action which would constitute a nuisance or would disturb, obstruct or endanger any other tenants or occupants of the Building or Project or elsewhere, or interfere with their use of their respective premises or common areas. Storage outside the Premises of materials, vehicles or any other items is prohibited. Tenant shall not use or allow the Premises to be used for any immoral, improper or unlawful purpose, nor shall Tenant cause or maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises. Tenant shall not allow any sale by auction upon the Premises, or place any loads upon the floors, walls or ceilings which could endanger the structure, or place any harmful substances in the drainage system of the Building or Project. No waste, materials or refuse shall be dumped upon or permitted to remain outside the Premises. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building or Project with any of the above-referenced rules or any other terms or provisions of such tenant’s or occupant’s lease or other contract.
C.    Compliance with Regulations. Tenant shall at its sole cost and expense strictly comply with all existing or future applicable municipal, state and federal and other governmental statutes, rules, requirements, regulations, laws and ordinances, including zoning ordinances and regulations, and covenants, easements and restrictions of record governing and relating to the use, occupancy or possession of the Premises, to Tenant’s use of the common areas, or to Tenant’s use, storage, generation or disposal of Hazardous Materials (hereinafter defined) (collectively “Regulations”). Tenant shall at its sole cost and expense obtain any and all licenses or permits necessary for Tenant’s use of the Premises. Tenant shall at its sole cost and expense promptly comply with the requirements of any board of fire underwriters or other similar body now or hereafter constituted. Tenant shall not do or permit anything to be done in, on, under or about the Project or bring or keep anything which will in any way increase the rate of any insurance upon the Premises, Building or Project or upon any contents therein or cause a cancellation of said insurance or otherwise affect said insurance in any manner. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect and hold Landlord harmless from and against any loss, cost, expense, damage, attorneys’ fees or liability arising out of the failure of Tenant to comply with any Regulation as required by this Paragraph. Tenant’s obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease.

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D.    Hazardous Materials. As used in this Lease, “Hazardous Materials” shall include, but not be limited to, hazardous, toxic and radioactive materials and those substances defined as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “toxic substances,” or other similar designations in any Regulation. Tenant shall not cause, or allow any of Tenant’s Parties to cause, any Hazardous Materials to be handled, used, generated, stored, released or disposed of in, on, under or about the Premises, the Building or the Project or surrounding land or environment in violation of any Regulations. Tenant must obtain Landlord’s written consent prior to the introduction of any Hazardous Materials onto the Project. Notwithstanding the foregoing, Tenant may handle, store, use and dispose of products containing small quantities of Hazardous Materials for “general office purposes” (such as toner for copiers and typical and customary cleaning products) to the extent customary and necessary for the Permitted Use of the Premises; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building, or Project or surrounding land or environment. Tenant shall immediately notify Landlord in writing of any Hazardous Materials’ contamination of any portion of the Project of which Tenant becomes aware, whether or not caused by Tenant. Landlord shall have the right at all reasonable times and if Landlord determines in good faith that Tenant may not be in compliance with this Paragraph 4.D to inspect the Premises and to conduct tests and investigations to determine whether Tenant is in compliance with the foregoing provisions, the costs of all such inspections, tests and investigations to be borne by Tenant if Tenant is found to be in violation of its obligations under this Paragraph. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect and hold Landlord and the Landlord Indemnities (as defined in Paragraph 8.C. below) harmless from and against any and all claims, liabilities, losses, costs, loss of rents, liens, damages, injuries or expenses (including reasonable attorneys’ and consultants’ fees and court costs), demands, causes of action, or judgments directly or indirectly arising out of or related to the use, generation, storage, release, or disposal of Hazardous Materials by Tenant or any of Tenant’s Parties in, on, under or about the Premises, the Building or the Project or surrounding land or environment, which indemnity shall include, without limitation, damages for personal or bodily injury, property damage, damage to the environment or natural resources occurring on or off the Premises, losses attributable to diminution in value or adverse effects on marketability, the cost of any investigation, monitoring, government oversight, repair, removal, remediation, restoration, abatement, and disposal, and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the expiration or earlier termination of this Lease. Neither the consent by Landlord to the use, generation, storage, release or disposal of Hazardous Materials nor the strict compliance by Tenant with all laws pertaining to Hazardous Materials shall excuse Tenant from Tenant’s obligation of indemnification pursuant to this Paragraph 4.D. Tenant’s obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease. Tenant shall not be liable for any cost or expense related to the investigation, removal, cleaning, abatement or remediation of Hazardous Materials existing in the Premises prior to the date Landlord tenders possession of the Premises to Tenant, including, without limitation, Hazardous Materials in the ground water or soil, except to the extent that any of the foregoing results directly or indirectly from any act or omission by Tenant or any Tenant’s Parties or any Hazardous Materials disturbed, distributed or exacerbated by Tenant or any Tenant’s Parties.

5.    RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the building rules and regulations attached hereto as Exhibit A and any other reasonable rules and regulations and any modifications or additions thereto which Landlord may from time to time prescribe in writing for the purpose of maintaining the proper care, cleanliness, safety, traffic flow and general order of the Premises or the Building or Project. Tenant shall cause Tenant’s Parties to comply with such rules and regulations. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building or Project with any of such rules and regulations, any other tenant’s or occupant’s lease or any Regulations. In the event of a conflict between the rules and regulations and the terms of the Lease, the terms of the Lease shall control.

6.    RENT

A.Base Rent. Tenant shall pay to Landlord and Landlord shall receive, without notice or demand throughout the Term, Base Rent as specified in the Basic Lease Information, payable in monthly installments in advance on or before the first day of each calendar month, in lawful money of the United States, without deduction or offset whatsoever, at the Remittance Address specified in the Basic Lease Information or to such other place as Landlord may from time to time designate in writing. Base Rent for the first full month of the Term for which Base Rent is payable shall be paid by Tenant upon Tenant’s execution of this Lease. If the obligation for payment of Base Rent commences on a day other than the first day of a month, then Base Rent shall be prorated and the prorated installment shall be paid on the first day of the calendar month next succeeding the month in which Base Rent is payable. The Base Rent payable by Tenant hereunder is subject to adjustment as provided elsewhere in this Lease, as applicable. As used herein, the term “Base Rent” shall mean the Base Rent specified in the Basic Lease Information as it may be so adjusted from time to time.

B.Additional Rent. All monies other than Base Rent required to be paid by Tenant hereunder, including, but not limited to, Tenant’s Proportionate Share of Operating Expenses, as specified in Paragraph 7 of this Lease, charges to be paid by Tenant under Paragraph 15, the interest and late charge described in Paragraphs 26.D. and E., and any monies spent by Landlord pursuant to Paragraph 30, shall be considered additional rent (“Additional Rent”). “Rent” shall mean Base Rent and Additional Rent.

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7.    OPERATING EXPENSES

A.    Operating Expenses. In addition to the Base Rent required to be paid hereunder, beginning with the expiration of the Base Year specified in the Basic Lease Information (the “Base Year”) Tenant shall pay as Additional Rent, Tenant’s Proportionate Share of the Building and/or Project (as applicable), as defined in the Basic Lease Information, of increases in Operating Expenses (defined below) over the Operating Expenses incurred by Landlord during the Base Year (the “Base Year Operating Expenses”) in the manner set forth below. Base Year Operating Expenses shall not include market-wide labor-rate increases due to extraordinary circumstances including, but not limited to, boycotts and strikes, and utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages, or amortized costs relating to capital improvements. Tenant shall pay the applicable Tenant’s Proportionate Share of each such increases in Operating Expenses. Landlord and Tenant acknowledge that if the number of buildings which constitute the Project increases or decreases, or if changes are made to the physical size of the Premises, Building or Project or the configuration of any thereof, Landlord may at its discretion reasonably and equitably adjust Tenant’s Proportionate Share of the Building or Project to reflect the change. Landlord’s determination of Tenant’s Proportionate Share of the Building and of the Project shall be conclusive so long as the method of calculation used is reasonably and consistently applied to all leases in the Building and Project. “Operating Expenses” shall mean all expenses and costs of every kind and nature which Landlord shall pay or become obligated to pay, because of or in connection with the ownership, management, maintenance, repair, preservation, replacement and operation of the Building or Project and its supporting facilities and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary or desirable to the Building and/or Project (as determined in a reasonable manner) other than those expenses and costs which are specifically attributable to Tenant or which are expressly made the financial responsibility of Landlord or specific tenants of the Building or Project pursuant to this Lease. Notwithstanding anything in this Lease to the contrary, in no event shall the component of Operating Expenses for any Lease year consisting of electrical costs be less than the component of Base Year Operating Expenses consisting of electrical costs. Operating Expenses shall include, but are not limited to, the following:
(1)    Taxes. All real property taxes and assessments, possessory interest taxes, sales taxes, personal property taxes, business or license taxes or fees, gross receipts taxes, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit charges, and other impositions, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind (including fees “in-lieu” of any such tax or assessment) which are now or hereafter assessed, levied, charged, confirmed, or imposed by any public authority upon the Building or Project, its operations or the Rent (or any portion or component thereof), or any tax, assessment or fee imposed in substitution, partially or totally, of any of the above. Operating Expenses shall also include any taxes, assessments, reassessments, or other fees or impositions with respect to the development, leasing, management, maintenance, alteration, repair, use or occupancy of the Premises, Building or Project or any portion thereof, including, without limitation, by or for Tenant, and all increases therein or reassessments thereof whether the increases or reassessments result from increased rate and/or valuation (whether upon a transfer of the Building or Project or any portion thereof or any interest therein or for any other reason). Operating Expenses shall not include inheritance or estate taxes imposed upon or assessed against the interest of any person in the Project, or taxes computed upon the basis of the net income of any owners of any interest in the Project. If it shall not be lawful for Tenant to reimburse Landlord for all or any part of such taxes, the monthly rental payable to Landlord under this Lease shall be revised to net Landlord the same net rental after imposition of any such taxes by Landlord as would have been payable to Landlord prior to the payment of any such taxes.
(2)    Insurance. All insurance premiums and costs, including, but not limited to, any deductible amounts, premiums and other costs of insurance incurred by Landlord, including for the insurance coverage set forth in Paragraph 8.A. herein, so long as neither the premiums nor the deductible amounts are materially in excess of those typically maintained by owners of comparable properties in the greater San Jose, California area.
(3)    Common Area Maintenance.
(a)    Repairs, replacements, and general maintenance of and for the Building and Project and public and common areas and facilities of and comprising the Building and Project, including, but not limited to, the roof and roof membrane, windows, elevators, restrooms, conference rooms, health club facilities, lobbies, mezzanines, balconies, mechanical rooms, building exteriors, alarm systems, pest extermination, landscaped areas, parking and service areas, driveways, sidewalks, loading areas, fire sprinkler systems, sanitary and storm sewer lines, utility services, heating/ventilation/air conditioning systems, electrical, mechanical or other systems, telephone equipment and wiring servicing, plumbing, lighting, and any other items or areas which affect the operation or appearance of the Building or Project, which determination shall be at Landlord’s commercially reasonable discretion, except for: those items to the extent paid for by the proceeds of insurance; and those items attributable solely or jointly to specific tenants of the Building or Project.
(b)    Repairs, replacements, and general maintenance shall include the cost of any improvements made to or assets acquired for the Project or Building that in Landlord’s commercially reasonable discretion may reduce any other Operating Expenses, including present or future repair work, are reasonably necessary for the health and safety of the occupants of the Building or Project, or for the operation of the Building systems, services and equipment, or are required to comply with any Regulation, such costs or allocable portions thereof to be amortized over the useful life thereof, as Landlord shall determine in a commercially reasonable manner, together with interest on the unamortized balance at the publicly announced “prime rate” charged by Wells Fargo Bank, N.A. (San Francisco) or its successor at the time such improvements or capital assets are constructed or acquired,

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plus two (2) percentage points, or in the absence of such prime rate, then at the U.S. Treasury six-month (6-month) market note (or bond, if so designated) rate as published by any national financial publication selected by Landlord, plus four (4) percentage points, but in no event more than the maximum rate permitted by law.
(c)    Payment under or for any easement, license, permit, operating agreement, declaration, restrictive covenant or instrument relating to the Building or Project.
(d)    All expenses and rental related to services and costs of supplies, materials and equipment used in operating, managing and maintaining the Premises, Building and Project, the equipment therein and the adjacent sidewalks, driveways, parking and service areas, including, without limitation, expenses related to service agreements regarding security, fire and other alarm systems, janitorial services, window cleaning, elevator maintenance, Building exterior maintenance, landscaping and expenses related to the administration, management and operation of the Project (not materially in excess of those typically charged or paid by owners of comparable properties in the greater San Jose, California area), including without limitation salaries, wages and benefits and management office rent.
(e)    The cost of supplying any services and utilities which benefit all or a portion of the Premises, Building or Project, including without limitation services and utilities provided pursuant to Paragraph 15 hereof.
(f)    Legal expenses and the cost of audits by certified public accountants; provided, however, that legal expenses chargeable as Operating Expenses shall not include the cost of negotiating leases, collecting rents, evicting tenants nor shall it include costs incurred in legal proceedings with or against any tenant or to enforce the provisions of any lease.
(g)    A management and accounting cost recovery fee, not materially in excess of those typically charged by owners of comparable properties in the greater San Jose, California area.
If the rentable area of the Building and/or Project is not fully occupied during the Base Year or any fiscal year of the Term as determined by Landlord, an adjustment shall be made in Landlord’s discretion in computing the Operating Expenses for such year so that Tenant pays an equitable portion of all variable items (e.g., utilities, janitorial services and other component expenses that are affected by variations in occupancy levels) of Operating Expenses, as reasonably determined by Landlord; provided, however, that in no event shall Landlord be entitled to collect in excess of one hundred percent (100%) of the total Operating Expenses from all of the tenants in the Building or Project, as the case may be.
Notwithstanding anything to the contrary contained in this Lease, Operating Expenses shall not include (i) the cost of providing tenant improvements or other specific costs incurred for the account of, separately billed to and paid by specific tenants of the Building or Project, (ii) the initial construction cost of the Building, or debt service on any mortgage or deed of trust recorded with respect to the Project other than pursuant to Paragraph 7.A(3)(b) above, (iii) Sums paid to subsidiaries or other affiliates of Landlord for services on or to the Project and/or Premises, but only to the extent that the costs of such services exceed the competitive cost for such services rendered by persons or entities of similar skill, competence and experience, (iv) any fines, penalties or interest resulting from the negligence or willful misconduct of the Landlord or its agents, contractors, or employees, (v) fines, costs or penalties incurred as a result and to the extent of a violation by Landlord or other tenants of the Project of any applicable Regulations, (vi) Landlord’s charitable and political contributions, (vii) ground lease rental, (viii) attorney's fees and other expenses incurred in connection with negotiations or disputes with prospective tenants or tenants or other occupants of the Project, (ix) the cost or expense of any services or benefits provided generally to other tenants in the Project and not provided or available to Tenant, (x) all costs of purchasing or leasing major sculptures, paintings or other major works or objects of art (as opposed to decorations purchased or leased by Landlord for display in the common areas of the Project), (xi) any expenses for which Landlord has received actual reimbursement (other than through Operating Expenses), (xii) penalties, interest and other costs incurred by Landlord in connection with Landlord’s failure to comply with conditions, covenants and restrictions applicable to the Project, (xiii) interest (except as provided in this Lease for the amortization of capital improvements and except to the extent incurred as a result of any act or omission of Tenant), (xiv) the cost of complying with any Regulations in effect (and as interpreted and enforced) on the date of this Lease, provided that if any portion of the common areas of the Project that was in compliance with all applicable Regulations on the date of this Lease becomes out of compliance due to normal wear and tear, the cost of bringing such portion of the Project into compliance shall be included in Operating Expenses unless otherwise excluded pursuant to the terms hereof, (xv) costs incurred in connection with any relocation of tenants within the Project, (xvi) the cost of repairs or replacements incurred by reason of fire or other casualty, or condemnation, to the extent Landlord actually receives proceeds of property and casualty insurance policies or condemnation awards or would have received such proceeds had Landlord maintained the insurance required to be maintained by Landlord under this Lease, (xvii) deductibles materially greater than those typically carried by landlords for comparable properties in the greater San Jose area, and (xviii) any cost or expense related to removal, cleaning, abatement or remediation of Hazardous Materials existing as of the date of this Lease in or about the Building, common areas or Project except to the extent such removal, cleaning, abatement or remediation is related to the general repair and maintenance of the Project. Notwithstanding anything herein to the contrary, in any instance wherein Landlord, in Landlord’s sole but reasonable discretion, believes Tenant to be responsible for any amounts greater than Tenant’s Proportionate Share, Landlord shall have the right to allocate costs in an equitable manner Landlord deems appropriate.

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The above enumeration of services and facilities shall not be deemed to impose an obligation on Landlord to make available or provide such services or facilities except to the extent if any that Landlord has specifically agreed elsewhere in this Lease to make the same available or provide the same. Without limiting the generality of the foregoing, Tenant acknowledges and agrees that it shall be responsible for providing adequate security for its use of the Premises, the Building and the Project and that Landlord shall have no obligation or liability with respect thereto, except to the extent if any that Landlord has specifically agreed elsewhere in this Lease to provide the same.
B.    Payment of Estimated Operating Expenses. “Estimated Operating Expenses” for any particular year shall mean Landlord’s estimate of the Operating Expenses for such fiscal year made with respect to such fiscal year as hereinafter provided. Landlord shall have the right from time to time to revise its fiscal year and interim accounting periods so long as the periods as so revised are reconciled with prior periods in a reasonable manner. During the last month of each fiscal year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of the Estimated Operating Expenses and Base Year Operating Expenses for the ensuing fiscal year. Tenant shall pay Tenant’s Proportionate Share of the difference between Estimated Operating Expenses and Base Year Operating Expenses with installments of Base Rent for the fiscal year to which the Estimated Operating Expenses applies in monthly installments on the first day of each calendar month during such year, in advance. Such payment shall be construed to be Additional Rent for all purposes hereunder. If at any time during the course of the fiscal year, Landlord determines that Operating Expenses are projected to vary from the then Estimated Operating Expenses, Landlord may, by written notice to Tenant, revise the Estimated Operating Expenses for the balance of such fiscal year, and Tenant’s monthly installments for the remainder of such year shall be adjusted so that by the end of such fiscal year Tenant has paid to Landlord Tenant’s Proportionate Share of the revised difference between Estimated Operating Expenses and Base Year Operating Expenses for such year, such revised installment amounts to be Additional Rent for all purposes hereunder.
C.    Computation of Operating Expense Adjustment. “Operating Expense Adjustment” shall mean the difference between Estimated Operating Expenses and actual Operating Expenses for any fiscal year over Base Year Operating Expenses, determined as hereinafter provided. Within one hundred twenty (120) days after the end of each fiscal year, or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of actual Operating Expenses for the fiscal year just ended, accompanied by a computation of Operating Expense Adjustment. If such statement shows that Tenant’s payment based upon Estimated Operating Expenses is less than Tenant’s Proportionate Share of actual increases in Operating Expenses over the Base Year Operating Expenses, then Tenant shall pay to Landlord the difference within thirty (30) days after receipt of such statement, such payment to constitute Additional Rent for all purposes hereunder. If such statement shows that Tenant’s payments of Estimated Operating Expenses exceed Tenant’s Proportionate Share of actual increases in Operating Expenses over the Base Year Operating Expenses, then (provided that Tenant is not in default under this Lease) Landlord shall pay to Tenant the difference within thirty (30) days after delivery of such statement to Tenant or credit such difference to the next installment of Base Rent and/or Tenant’s Proportionate Share of Operating Expenses due hereunder. If this Lease has been terminated or the Term hereof has expired prior to the date of such statement, then the Operating Expense Adjustment shall be paid by the appropriate party within thirty (30) days after the date of delivery of the statement. Tenant’s obligation to pay increases in Operating Expenses over the Base Year Operating Expenses shall commence on January 1 of the year succeeding the Base Year. Should this Lease commence or terminate at any time other than the first day of the fiscal year, Tenant’s Proportionate Share of the Operating Expense Adjustment shall be prorated based on a month of thirty (30) days and the number of calendar months during such fiscal year that this Lease is in effect. Tenant shall in no event be entitled to any credit if Operating Expenses in any year are less than Base Year Operating Expenses. Notwithstanding anything to the contrary contained in Paragraph 7.A or 7.B, Landlord’s failure to provide any notices or statements within the time periods specified in those paragraphs shall in no way excuse Tenant from its obligation to pay Tenant’s Proportionate Share of increases in Operating Expenses.
D.    Gross Lease. This shall be a gross Lease, however, it is intended that Base Rent shall be paid to Landlord absolutely net of all costs and expenses, other than Operating Expenses each year equal to Tenant’s Proportionate Share of Base Year Operating Expenses, except as otherwise specifically provided to the contrary in this Lease, and the Operating Expense Adjustment are intended to pass on to Tenant and reimburse Landlord for all costs and preservation, replacement and operation of the Building and/or Project and its supporting facilities and such additional facilities, in excess of the Base Year Operating Expenses, except as specifically provided to the contrary in this Lease. The provisions for payment of increases in Operating Expenses and the Operating Expense Adjustment are intended to pass on to Tenant and reimburse Landlord for all costs and expenses of the nature described in Paragraph 7.A. incurred in connection with the ownership, management, maintenance, repair, preservation, replacement and operation of the Building and/or Project and its supporting facilities and such additional facilities, in excess of the Base Year Operating Expenses, now and in subsequent years as may be determined by Landlord to be necessary or desirable to the Building and/or Project.
E.    Tenant Audit. If Tenant shall dispute the amount set forth in any statement provided by Landlord under Paragraph 7.B. or 7.C. above, Tenant shall have the right (at Tenant’s sole cost and expense), not later than thirty (30) days following receipt of such statement and upon the condition that Tenant shall first deposit with Landlord the full amount in dispute, to notify Landlord that it wishes to audit Landlord’s books and records with respect to Operating Expenses for such fiscal year. Such audit shall be conducted by certified public accountants selected by Tenant and subject to Landlord’s reasonable right of approval. The Operating Expense Adjustment shall be appropriately adjusted on the basis of such audit, and any overpayment returned to Tenant within thirty (30) days of determination of such overpayment. If such audit reveals that Tenant was overcharged by five percent (5%) or more, Landlord, within forty-five (45) days after its receipt of paid invoices therefor from Tenant, shall reimburse Tenant for the reasonable amounts paid by Tenant to third parties in connection with such review by Tenant; provided, however, that in no event shall Landlord be obligated to reimburse Tenant for costs in excess of $2,000.00. If Tenant shall not request an audit in

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accordance with the provisions of this Paragraph 7.E. within thirty (30) days after receipt of Landlord’s statement provided pursuant to Paragraph 7.B. or 7.C., such statement shall be final and binding for all purposes hereof. Tenant acknowledges and agrees that any information revealed in the above described audit may contain proprietary and sensitive information and that significant damage could result to Landlord if such information were disclosed to any party other than Tenant’s auditors. Except in connection with any legal action relating to such dispute, Tenant shall not in any manner disclose, provide or make available any information revealed by the audit to any person or entity without Landlord’s prior written consent, which consent may be withheld by Landlord in its sole and absolute discretion. The information disclosed by the audit will be used by Tenant solely for the purpose of evaluating Landlord’s books and records in connection with this Paragraph 7.E.

8.    INSURANCE AND INDEMNIFICATION

A.    Tenant’s Insurance. Tenant shall procure at Tenant’s sole cost and expense and keep in effect from the date of this Lease and at all times until the end of the Term the following:
(1)    Property Insurance. Property/Business Interruption Insurance written on an All Risk or Special Cause of Loss Form, including earthquake sprinkler leakage, at replacement cost value and with a replacement cost endorsement covering all of Tenant’s business and trade fixtures, equipment, movable partitions, furniture, merchandise and other personal property within the Premises (“Tenant’s Property”) and any Leasehold Improvements (as defined in Paragraph 12.C below) performed by or for the benefit of Tenant.
(2)    Liability Insurance. Commercial General Liability insurance covering bodily injury and property damage liability occurring in or about the Premises or arising out of the use and occupancy of the Premises and the Project, and any part of either, and any areas adjacent thereto, and the business operated by Tenant or by any other occupant of the Premises. Such insurance shall include contractual liability insurance coverage insuring all of Tenant’s indemnity obligations under this Lease. Such coverage shall have a minimum combined single limit of liability of at least Two Million Dollars ($2,000,000.00), and a minimum general aggregate limit of Three Million Dollars ($3,000,000.00), with an “Additional Insured – Managers or Lessors of Premises Endorsement.” All such policies shall be written to apply to all bodily injury (including death), property damage or loss, personal and advertising injury and other covered loss, however occasioned, occurring during the policy term, shall include Landlord and any party holding an interest to which this Lease may be subordinated as an additional insured, and shall provide that such coverage shall be “primary” and non-contributing with any insurance maintained by Landlord, which shall be excess insurance only. Such coverage shall contain coverage including employees as additional insureds if not covered by Tenant’s Commercial General Liability Insurance. All such insurance shall provide for the severability of interests of insureds; and shall be written on an “occurrence” basis, which shall afford coverage for all claims based on acts, omissions, injury and damage, which occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period. So long as the coverage afforded Landlord, the other additional insureds and any designees of Landlord holding an interest to which this Lease may be subordinated shall not be reduced or otherwise adversely affected, all or part of Tenant’s insurance may be carried under a blanket policy covering the Premises and any other of Tenant’s locations, or by means of a so called “Umbrella” policy.
(3)    Workers’ Compensation and Employers’ Liability Insurance. Workers’ Compensation Insurance as required by any Regulation, and Employers’ Liability Insurance in amounts not less than One Million Dollars ($1,000,000) each accident for bodily injury by accident; One Million Dollars ($1,000,000) policy limit for bodily injury by disease; and One Million Dollars ($1,000,000) each employee for bodily injury by disease.
(4)    Commercial Auto Liability Insurance. Commercial auto liability insurance with a combined limit of not less than One Million Dollars ($1,000,000) for bodily injury and property damage for each accident. Such insurance shall cover liability relating to any auto (including owned, hired and non-owned autos).
(5)    Alterations Requirements. In the event Tenant shall desire to perform any Alterations, Tenant shall deliver to Landlord, prior to commencing such Alterations (i) evidence satisfactory to Landlord that Tenant carries “Builder’s Risk” insurance covering construction of such Alterations in an amount and form approved by Landlord, (ii) such other insurance as Landlord shall nondiscriminatorily require, and (iii) a lien and completion bond or other security in form and amount satisfactory to Landlord.
(6)    General Insurance Requirements. All coverages described in this Paragraph 8.A. shall be endorsed to (i) provide Landlord with thirty (30) days’ notice of cancellation or change in terms; and (ii) waive all rights of subrogation by the insurance carrier against Landlord. If at any time during the Term the amount or coverage of insurance which Tenant is required to carry under this Paragraph 8.A. is, in Landlord’s reasonable judgment, materially less than the amount or type of insurance coverage typically carried by owners or tenants of properties located in the general area in which the Premises are located which are similar to and operated for similar purposes as the Premises or if Tenant’s use of the Premises should change with or without Landlord’s consent, Landlord shall have the right to require Tenant to increase the amount or change the types of insurance coverage required under this Paragraph 8.A. All insurance policies required to be carried by Tenant under this Lease shall be written by companies rated A X or better in “Best’s Insurance Guide” and authorized to do business in the State of California. In any event deductible amounts under all insurance policies required to be carried by Tenant under this Lease shall not exceed Five Thousand Dollars ($5,000.00) per occurrence. Tenant shall deliver to Landlord on or before the Term Commencement Date, and thereafter at least thirty (30) days before the expiration dates of the expired policies, certified copies of Tenant’s insurance policies, or a certificate evidencing the same issued by the insurer thereunder; and, if Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at Landlord’s option and in addition to Landlord’s other

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remedies in the event of a default by Tenant hereunder, procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent.
B.    Landlord’s Insurance. All insurance maintained by Landlord shall be for the sole benefit and under the control of Landlord. Landlord agrees to maintain property insurance insuring the Building against damage or destruction due to risk including fire, vandalism, and malicious mischief in an amount not less than the replacement cost thereof, in form and with deductibles and endorsements as selected by Landlord. At its election, Landlord may instead (but shall have no obligation to) obtain “All Risk” coverage and liability insurance, and may also obtain earthquake, pollution and/or flood insurance, and loss of rents coverage, in each case in amounts selected from time to time by Landlord. Landlord shall not be obligated to insure, and shall have no responsibility whatsoever for any damage to, any furniture, machinery, goods, inventory or supplies, or other personal property or fixtures which Tenant may keep or maintain in the Premises, or any Alterations within the Premises. The cost of all such insurance is included in Operating Expenses.
C.    Indemnification. Tenant shall indemnify, defend by counsel reasonably acceptable to Landlord, protect and hold Landlord and each of Landlord’s respective directors, shareholders, partners, lenders, members, managers, contractors, affiliates and employees (collectively, “Landlord Indemnities”) harmless from and against any and all claims, liabilities, losses, costs, loss of rents, liens, damages, injuries or expenses, including reasonable attorneys’ and consultants’ fees and court costs, demands, causes of action, or judgments, directly or indirectly arising out of or related to: (1) claims of injury to or death of persons or damage to property or business loss occurring or resulting directly or indirectly from the use or occupancy of the Premises, Building or Project by Tenant or Tenant’s Parties, or from activities or failures to act of Tenant or Tenant’s Parties; (2) claims arising from work or labor performed, or for materials or supplies furnished to or at the request or for the account of Tenant in connection with performance of any work done for the account of Tenant within the Premises or Project; (3) claims arising from any breach or default on the part of Tenant in the performance of any covenant contained in this Lease; and (4) claims arising from the negligence or intentional acts or omissions of Tenant or Tenant’s Parties. The foregoing indemnity by Tenant shall not be applicable to claims to the extent arising from the gross negligence or willful misconduct of Landlord or any of Landlord’s agents or employees. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of, or damage to any person or property or business loss in or about the Premises, Building or Project by or from any cause whatsoever (other than Landlord’s gross negligence or willful misconduct) and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement or other portion of the Premises, Building or Project, or caused by gas, fire, oil or electricity in, on or about the Premises, Building or Project, acts of God or of third parties, or any matter outside of the reasonable control of Landlord. Nothing herein shall be construed as to diminish the repair and maintenance obligations of Landlord contained elsewhere in this Lease. The provisions of this Paragraph shall survive the expiration or earlier termination of this Lease.
9.    WAIVER OF SUBROGATION

Landlord and Tenant hereby waive and shall cause their respective insurance carriers to waive any and all rights of recovery, claims, actions or causes of action against the other for any loss or damage with respect to Tenant’s Property, Leasehold Improvements (defined in Paragraph 12.C), the Building, the Premises, or any contents thereof, including rights, claims, actions and causes of action based on negligence, which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance. For the purposes of this waiver, any deductible with respect to a party’s insurance shall be deemed covered by and recoverable by such party under valid and collectable policies of insurance.

10.    LANDLORD’S REPAIRS AND MAINTENANCE

Landlord shall maintain in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, its agents and contractors excluded, the structural soundness of the roof (which does not include the roof membrane), the structural soundness of the foundation, and the structural soundness of the exterior walls of the Building at Landlord’s sole cost and expense, and, notwithstanding anything to the contrary contained in this Lease, no portion of such costs and expenses shall be passed though to Tenant as part of Operating Expenses. The term “exterior walls” as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries. Any damage caused by or repairs necessitated by any negligence or act of Tenant or Tenant’s Parties may be repaired by Landlord at Landlord’s option and Tenant’s expense. In addition, Landlord shall maintain in good repair, reasonable wear and tear excepted, the common areas, Building systems, exterior windows, exterior glass and exterior doors, and the costs and expenses incurred in connection with doing so shall be handled in accordance with the provisions of Paragraph 7. Tenant shall immediately give Landlord written notice of any defect or need of repairs in such components of the Building for which Landlord is responsible, after which Landlord shall have a reasonable opportunity and the right to enter the Premises at all reasonable times to repair same. Landlord’s liability with respect to any defects, repairs, or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance, and there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of repairs, alterations or improvements in or to any portion of the Premises, the Building or the Project or to fixtures, appurtenances or equipment in the Building, except as provided in Paragraph 24. By taking possession of the Premises, and subject to the completion of the Punchlist Items (as set forth above), Tenant accepts them “as is,” as being in good order, condition and repair and the condition in which Landlord is obligated to deliver them and suitable for the Permitted Use and Tenant’s intended operations in the Premises, whether or not any notice of acceptance is given. Landlord agrees that the roof and base Building electrical, heating, life safety, ventilation and air conditioning and plumbing systems located in the Premises shall be in good working order as of the date Landlord delivers possession of the Premises, with the Initial Alterations Substantially Complete, to Tenant. Except to the extent caused by the acts or omissions of Tenant or any Tenant’s Parties or by any alterations or improvements performed by or on behalf of Tenant, if such systems are not in good working order as of

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the date possession of the Premises is delivered to Tenant and Tenant provides Landlord with notice of the same within thirty (30) days following the date Landlord delivers possession of the Premises to Tenant, Landlord shall be responsible for repairing or restoring the same, at its sole cost and expense.
11.    TENANT’S REPAIRS AND MAINTENANCE

Tenant shall periodically inspect the Premises to identify any conditions that are dangerous or in need of maintenance or repair. Tenant shall promptly provide Landlord with notice of any such conditions. Tenant shall, at its sole cost and expense, perform all maintenance and repairs to the Premises that are not Landlord’s express responsibility under this Lease, and keep the Premises in good condition and repair, reasonable wear and tear excepted. Tenant’s repair and maintenance obligations include, without limitation, repairs to: (a) floor covering; (b) interior partitions; (c) doors; (d) the interior side of demising walls; (e) electronic, fiber, phone and data cabling and related equipment that is installed by or for the exclusive benefit of Tenant (collectively, “Cable”); (f) supplemental air conditioning units solely serving the Premises (if any), kitchens, including hot water heaters, plumbing, and similar facilities exclusively serving the Premises; and (g) Alterations. Subject to the terms of Paragraph 9, to the extent Landlord is not reimbursed by insurance proceeds, Tenant shall reimburse Landlord for the cost of repairing damage to the Building caused by the acts of Tenant, Tenant’s Parties and their respective contractors and vendors. If Tenant fails to commence making any repairs to the Premises for more than twenty (20) days after notice from Landlord (although notice shall not be required in an emergency), Landlord may make the repairs, and Tenant shall pay the reasonable cost of the repairs, together with an administrative charge in an amount equal to five percent (5%) of the cost of the repairs.

12.    ALTERATIONS

A.    Tenant shall not make, or allow to be made, any alterations, physical additions, improvements or partitions, including without limitation the attachment of any fixtures or equipment, in, about or to the Premises (“Alterations”) without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed with respect to proposed Alterations which: (a) comply with all applicable Regulations; (b) are, in Landlord’s reasonable opinion, compatible with the Building or the Project and its mechanical, plumbing, electrical, heating/ventilation/air conditioning systems, and will not cause the Building or Project or such systems to be required to be modified to comply with any Regulations (including, without limitation, the Americans With Disabilities Act); and (c) will not interfere with the use and occupancy of any other portion of the Building or Project by any other tenant or its invitees. Specifically, but without limiting the generality of the foregoing, Landlord shall have the right of written consent for all plans and specifications for the proposed Alterations, construction means and methods, all appropriate permits and licenses, any contractor or subcontractor to be employed on the work of Alterations, and the time for performance of such work, and may impose rules and regulations for contractors and subcontractors performing such work. Tenant shall also supply to Landlord any documents and information reasonably requested by Landlord in connection with Landlord’s consideration of a request for approval hereunder. Tenant shall cause all Alterations to be accomplished in a first-class, good and workmanlike manner, and to comply with all applicable Regulations and Paragraph 27 hereof. Tenant shall at Tenant’s sole expense, perform any additional work required under applicable Regulations due to the Alterations hereunder. No review or consent by Landlord of or to any proposed Alteration or additional work shall constitute a waiver of Tenant’s obligations under this Paragraph 12, nor constitute any warranty or representation that the same complies with all applicable Regulations, for which Tenant shall at all times be solely responsible. Tenant shall reimburse Landlord for all costs which Landlord may incur in connection with granting approval to Tenant for any such Alterations, including any costs or expenses which Landlord may incur in electing to have outside architects and engineers review said plans and specifications, and shall pay Landlord an administration fee of three percent (3%) of the cost of the Alterations as Additional Rent hereunder. All such Alterations shall remain the property of Tenant until the expiration or earlier termination of this Lease, at which time they shall be and become the property of Landlord; provided, however, that Landlord may, at Landlord’s option, require that Tenant, at Tenant’s expense, remove any or all Alterations made by Tenant and restore the Premises by the expiration or earlier termination of this Lease, to their condition existing prior to the construction of any such Alterations. All such removals and restoration shall be accomplished in a first-class and good and workmanlike manner so as not to cause any damage to the Premises or Project whatsoever. If Tenant fails to remove such Alterations or Tenant’s trade fixtures or furniture or other personal property prior to the expiration or earlier termination of this Lease, Landlord may keep and use them or remove any of them and cause them to be stored or sold in accordance with applicable Regulations, at Tenant’s sole expense. In addition to and wholly apart from Tenant’s obligation to pay Tenant’s Proportionate Share of Operating Expenses, Tenant shall be responsible for and shall pay prior to delinquency any taxes or governmental service fees, possessory interest taxes, fees or charges in lieu of any such taxes, capital levies, or other charges imposed upon, levied with respect to or assessed against its fixtures or personal property, on the value of Alterations within the Premises, and on Tenant’s interest pursuant to this Lease, or any increase in any of the foregoing based on such Alterations. To the extent that any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced to Tenant by Landlord.
Notwithstanding the foregoing, if Tenant fails to timely perform its removal and repair obligations as set forth under this Lease, Tenant shall pay to Landlord the cost of removing any such Alterations and restoring the Premises to their original condition and such cost shall include a reasonable charge for Landlord’s overhead and profit as provided above, and such amount may be deducted from the Security Deposit or any other sums or amounts held by Landlord under this Lease.
B.    In compliance with Paragraph 27 hereof, at least ten (10) business days before beginning construction of any Alteration, Tenant shall give Landlord written notice of the expected commencement date of that construction to permit Landlord to post and record a notice of non-responsibility. Upon substantial completion of construction, if the law so provides, Tenant shall cause a timely notice of completion to be recorded in the office of the recorder of the county in which the Building is located.

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C.    All improvements in and to the Premises, including any Alterations (collectively, “Leasehold Improvements”) shall remain upon the Premises at the end of the Term without compensation to Tenant, provided that Tenant, at its expense, in compliance with the National Electric Code or other applicable Regulations, shall remove any Cable. In addition, Landlord, by written notice to Tenant at least thirty (30) days prior to the Term Expiration Date, may require Tenant, at its expense, to remove any Leasehold Improvements that, in Landlord’s reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard office improvements (the Cable and such other items collectively are referred to as “Required Removables”). Required Removables shall include, without limitation, internal stairways, raised floors, personal baths and showers, vaults, rolling file systems and structural alterations and modifications. The Required Removables shall be removed by Tenant before the Term Expiration Date. Tenant shall repair damage caused by the installation or removal of Required Removables. If Tenant fails to perform its obligations in a timely manner, Landlord may perform such work at Tenant’s expense. Tenant, at the time it requests approval for a proposed Alteration, including any Initial Alterations, as such terms may be defined in the Work Letter attached as Exhibit C, may request in writing that Landlord advise Tenant whether the Alteration, including any Initial Alterations, or any portion thereof, is a Required Removable. Within ten (10) days after receipt of Tenant’s request, Landlord shall advise Tenant in writing as to which portions of the alteration or other improvements are Required Removables. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have no obligation to remove any portion of the Initial Alterations, as such term is defined in Exhibit C, except for any non-Building standard improvements or alterations and any portion of the Initial Alterations which Landlord has advised Tenant to be a Required Removables.
Notwithstanding anything to the contrary contained herein, so long as Tenant’s written request for consent for a proposed Alterations substantially contains the following language “PURSUANT TO ARTICLE 12 OF THE LEASE, IF LANDLORD CONSENTS TO THE SUBJECT ALTERATIONS, LANDLORD SHALL NOTIFY TENANT IN WRITING WHETHER OR NOT LANDLORD WILL REQUIRE SUCH ALTERATIONS BE REMOVED AT THE EXPIRATION OR EARLIER TERMINATION OF THE LEASE.”, at the time Landlord gives its consent for any such Alterations, if it so does, Tenant shall also be notified whether or not Landlord will require that such Alterations be removed upon the expiration or earlier termination of this Lease. Notwithstanding anything to the contrary contained in this Lease, at the expiration or earlier termination of this Lease and otherwise in accordance with Article 36 hereof, Tenant shall be required to remove all Alterations made to the Premises except for any such Alterations which Landlord expressly indicates or is deemed to have indicated shall not be required to be removed from the Premises by Tenant. If Tenant’s written notice strictly complies with the foregoing and if Landlord fails to notify Tenant within twenty (20) days whether Tenant shall be required to remove the subject Alterations at the expiration or earlier termination of this Lease, it shall be assumed that Landlord shall require the removal of the subject Alterations.
13.    SIGNS

Tenant shall not place, install, affix, paint or maintain any signs, notices, graphics or banners whatsoever or any window decor which is visible in or from public view or corridors, the common areas or the exterior of the Premises or the Building, in or on any exterior window or window fronting upon any common areas or service area without Landlord’s prior written approval which Landlord shall have the right to withhold in its absolute and sole discretion; provided that Tenant’s name shall be included in any Building-standard door and directory signage, if any, in accordance with Landlord’s Building signage program, including without limitation, payment by Tenant of any reasonable fee charged by Landlord for maintaining such signage, which fee shall constitute Additional Rent hereunder. Any installation of signs, notices, graphics or banners on or about the Premises or Project approved by Landlord shall be subject to any Regulations and to any other requirements imposed by Landlord. Tenant shall remove all such signs or graphics by the expiration or any earlier termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of the Premises, Building or Project and any other improvements contained therein, and Tenant shall repair any injury or defacement including without limitation discoloration caused by such installation or removal.

14.    INSPECTION/POSTING NOTICES

Upon twenty-four (24) hours’ notice, except in emergencies where no such notice shall be required, Landlord and Landlord’s agents and representatives, shall have the right to enter the Premises to inspect the same, to clean, to perform such work as may be permitted or required hereunder, to make repairs, improvements or alterations to the Premises, Building or Project or to other tenant spaces therein, to deal with emergencies, to post such notices as may be permitted or required by law to prevent the perfection of liens against Landlord’s interest in the Project or to exhibit the Premises to prospective tenants (during the last nine (9) months of the Term), purchasers, encumbrancers or to others, or for any other purpose as Landlord may deem reasonably necessary or desirable; provided, however, that Landlord shall use reasonable efforts not to unreasonably interfere with Tenant’s business operations. Tenant shall not be entitled to any abatement of Rent by reason of the exercise of any such right of entry. Tenant waives any claim for damages for any injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant’s vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not be construed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof. At any time within six (6) months prior to the expiration of the Term or following any earlier termination of this Lease or agreement to terminate this Lease, Landlord shall have the right to erect on the Premises, Building and/or Project a suitable sign indicating that the Premises are available for lease.

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15.    SERVICES AND UTILITIES

A.    Provided Tenant shall not be in default beyond any applicable cure period hereunder, and subject to the provisions elsewhere herein contained and to the rules and regulations of the Building, Landlord shall furnish to the Premises during ordinary business hours of generally recognized business days, to be determined by Landlord (but exclusive, in any event, of Saturdays, Sundays and legal holidays), water for lavatory and drinking purposes and electricity, heat and air conditioning as usually furnished or supplied for use of the Premises for reasonable and normal office use as of the date Tenant takes possession of the Premises as determined by Landlord (but not including above-standard or continuous cooling for excessive heat-generating machines, excess lighting or equipment), janitorial services during the times and in the manner that such services are, in Landlord’s judgment, customarily furnished in comparable office buildings in the immediate market area, and elevator service, which shall mean service either by non-attended automatic elevators or elevators with attendants, or both, at the option of Landlord. As of the date of this Lease, normal business hours for the Building are from 7:00 A.M. to 6:00 P.M, weekends and holidays excepted. Landlord's charge for after-hours heating, ventilation and air conditioning service is currently $75.00 per hour, subject to change from time to time. Subject to events of Force Majeure, at least one (1) passenger elevator servicing the Premises shall be available for the use of Tenant, in common with other occupants of the Building, 24 hours a day, 365/6 days per year. Tenant acknowledges that Tenant has inspected and accepts the water, electricity, heat and air conditioning and other utilities and services being supplied or furnished to the Premises as of the date Tenant takes possession of the Premises, as being sufficient for use of the Premises for reasonable and normal office use in their present condition, “as is,” and suitable for the Permitted Use, and for Tenant’s intended operations in the Premises. Subject to events of Force Majeure and compliance with applicable Regulations and Landlord’s normal management and operation of the Building, Landlord shall use commercially reasonable efforts to provide additional or after-hours water, electricity, heating or air conditioning, and if Landlord provides such services at Tenant’s request, Tenant shall pay to Landlord, upon demand, a reasonable charge for such services as determined by Landlord. Tenant agrees to keep and cause to be kept closed all window covering when necessary because of the sun’s position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all of the regulations and requirements which Landlord may prescribe for the proper functioning and protection of electrical, heating, ventilating and air conditioning systems. Wherever heat-generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the reasonable and actual cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord within thirty (30) days of demand by Landlord.
B.    Tenant shall not without written consent of Landlord (which shall not be unreasonably withheld, conditioned or delayed) use any apparatus, equipment or device in the Premises, including without limitation, computers, electronic data processing machines, copying machines, and other machines, using excess lighting or using electric current, water, or any other resource in excess of or which will in any way increase the amount of electricity, water, or any other resource being furnished or supplied for the use of the Premises for reasonable and normal office use, in each case as of the date Tenant takes possession of the Premises and as reasonably determined by Landlord, or which will require additions or alterations to or interfere with the Building power distribution systems; nor connect with electric current, except through existing electrical outlets in the Premises or water pipes, any apparatus, equipment or device for the purpose of using electrical current, water, or any other resource. If Tenant shall require water or electric current or any other resource in excess of that being furnished or supplied for the use of the Premises as of the date Tenant takes possession of the Premises as determined by Landlord, Tenant shall first procure the written consent of Landlord which Landlord may refuse, to the use thereof, and Landlord may cause a special meter to be installed in the Premises so as to measure the amount of water, electric current or other resource consumed for any such other use. Tenant shall pay directly to Landlord within thirty (30) days of demand as an addition to and separate from payment of Operating Expenses the cost of all such additional resources, energy, utility service and meters (and of installation, maintenance and repair thereof and of any additional circuits or other equipment necessary to furnish such additional resources, energy, utility or service). Landlord may add to the separate or metered charge a recovery of additional expense reasonably incurred in keeping account of the excess water, electric current or other resource so consumed. Following receipt of Tenant’s request to do so, Landlord shall use good faith efforts to restore any service specifically to be provided under Paragraph 15 that becomes unavailable and which is in Landlord’s reasonable control to restore; provided, however, that Landlord shall in no case be liable for any damages directly or indirectly resulting from nor shall the Rent or any monies owed Landlord under this Lease herein reserved be abated by reason of: (a) the installation, use or interruption of use of any equipment used in connection with the furnishing of any such utilities or services, or any change in the character or means of supplying or providing any such utilities or services or any supplier thereof; (b) the failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, or otherwise or because of any interruption of service due to Tenant’s use of water, electric current or other resource in excess of that being supplied or furnished for the use of the Premises as of the date Tenant takes possession of the Premises; (c) the inadequacy, limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or Project, whether by Regulation or otherwise; or (d) the partial or total unavailability of any such utilities or services to the Premises or the Building or the diminution in the quality or quantity thereof, whether by Regulation or otherwise; or (e) any interruption in Tenant’s business operations as a result of any such occurrence; nor shall any such occurrence constitute an actual or constructive eviction of Tenant or a breach of an implied warranty by Landlord. Landlord shall further have no obligation to protect or preserve any apparatus, equipment or device installed by Tenant in the Premises, including without limitation by providing additional or after-hours heating or air conditioning. Landlord shall be entitled to cooperate voluntarily and in a reasonable manner with the efforts of national, state or local governmental agencies or utility suppliers in reducing energy or other resource consumption. The obligation to make services available hereunder shall be subject to the limitations of any such voluntary, reasonable program. In addition, Landlord reserves the right to change the supplier or provider of any such utility or service from time to time. Tenant shall have no right to contract with or otherwise obtain any electrical or other such service for or with respect to the Premises or Tenant’s operations therein from any supplier or provider of any such service. Tenant shall cooperate

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with Landlord and any supplier or provider of such services designated by Landlord from time to time to facilitate the delivery of such services to Tenant at the Premises and to the Building and Project, including without limitation allowing Landlord and Landlord’s suppliers or providers, and their respective agents and contractors, reasonable access to the Premises for the purpose of installing, maintaining, repairing, replacing or upgrading such service or any equipment or machinery associated therewith.
However, notwithstanding the foregoing, if the Premises, or a material portion of the Premises, are made untenantable for a period in excess of five (5) consecutive business days solely as a result of an interruption, diminishment or termination of any essential services that Landlord is obligated to provide pursuant to the terms of this Lease due to Landlord’s gross negligence or willful misconduct and such interruption, diminishment or termination of services is otherwise reasonably within the control of Landlord to correct (a “Service Failure”), then Tenant, as its sole remedy, shall be entitled to receive an abatement of the Base Rent and Tenant’s Proportionate Share of Operating Expenses payable hereunder during the period beginning on the sixth (6th) consecutive business day of the Service Failure and ending on the day the interrupted service has been restored. If the entire Premises have not been rendered untenantable by the Service Failure, the amount of abatement shall be equitably prorated.
C.    Tenant shall pay, within thirty (30) days of demand, for all utilities furnished to the Premises, or if not separately billed to or metered to Tenant, Tenant’s Proportionate Share of all charges jointly serving the Project in accordance with Paragraph 7. All sums payable under this Paragraph 15 shall constitute Additional Rent hereunder.
D.    Tenant may contract separately with providers of telecommunications or cellular products, systems or services for the Premises. Even though such products, systems or services may be installed or provided by such providers in the Building, in consideration for Landlord’s permitting such providers to provide such services to Tenant, Tenant agrees that Landlord and the Landlord Indemnities shall in no event be liable to Tenant or any Tenant Party for any damages of any nature whatsoever arising out of or relating to the products, systems or services provided by such providers (or any failure, interruption, defect in or loss of the same) or any acts or omissions of such providers in connection with the same or any interference in Tenant’s business caused thereby. Tenant waives and releases all rights and remedies against Landlord and the Landlord Indemnities that are inconsistent with the foregoing.
16.    SUBORDINATION

Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be and is hereby declared to be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Premises and/or the land upon which the Premises and Project are situated, or both; and (b) any mortgage or deed of trust which may now exist or be placed upon the Building, the Project and/or the land upon which the Premises or the Project are situated, or said ground leases or underlying leases, or Landlord’s interest or estate in any of said items which is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord provided that Tenant shall not be disturbed in its possession under this Lease by such successor in interest so long as Tenant is not in default under this Lease. Within ten (10) days after request by Landlord, Tenant shall execute and deliver any additional documents evidencing Tenant’s attornment or the subordination of this Lease with respect to any such ground leases or underlying leases or any such mortgage or deed of trust, in the form requested by Landlord or by any ground landlord, mortgagee, or beneficiary under a deed of trust, subject to such nondisturbance requirement.

Concurrently with Tenant’s execution of this Lease, Tenant shall execute a non-disturbance, subordination and attornment agreement with the lender (“Lender”) set forth on the Subordination, Non-Disturbance & Attornment Agreement (“SNDA”) attached to this Lease as Exhibit F and return the same to Landlord for execution by Lender. Landlord shall make commercially reasonable efforts to provide to Tenant a fully executed SNDA within ninety (90) days following the date Tenant delivers to Landlord the SNDA executed by Tenant. Notwithstanding the foregoing, as a condition precedent to the future subordination of this Lease to a future mortgage, Landlord shall be required to provide Tenant with a non-disturbance, subordination, and attornment agreement in favor of Tenant from any such mortgagee who comes into existence after the Term Commencement Date, on such morgagee’s standard form of SNDA. Such non-disturbance, subordination, and attornment agreement in favor of Tenant shall provide that, so long as Tenant is paying the rent due under the Lease and is not otherwise in default under the Lease beyond any applicable cure period, its right to possession and the other terms of the Lease shall remain in full force and effect.

17.    FINANCIAL STATEMENTS
At the request of Landlord from time to time, Tenant shall provide to Landlord within ten (10) days following Landlord request, Tenant’s and any guarantor’s current financial statements or other information discussing financial worth of Tenant and any guarantor, which Landlord shall use solely for purposes of this Lease and in connection with the ownership, management, financing and disposition of the Project. Notwithstanding the foregoing, so long as Tenant is a publicly traded company on an “over-the-counter” market or any recognized national or international securities exchange, the foregoing shall not apply so long as Tenant’s current public annual report (in compliance with applicable securities laws) for such applicable year is available to Landlord in the public domain.
18.    ESTOPPEL CERTIFICATE
Tenant agrees from time to time, within ten (10) business days after request of Landlord, to deliver to Landlord, or Landlord’s designee, an estoppel certificate stating that this Lease is in full force and effect, that this Lease has not

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been modified (or stating all modifications, written or oral, to this Lease), the date to which Rent has been paid, the unexpired portion of this Lease, that to Tenant’s knowledge after due investigation, there are no current defaults by Landlord or Tenant under this Lease (or specifying any such defaults), that the leasehold estate granted by this Lease is the sole interest of Tenant in the Premises and/or the land at which the Premises are situated, and such other matters pertaining to this Lease as may be reasonably requested by Landlord or any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein. Failure by Tenant to execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included are true and correct without exception. If Tenant fails to execute and deliver such certificate within such ten (10) business day period, Landlord may provide to Tenant a second written request with respect to such estoppel certificate. Tenant irrevocably agrees that if Tenant fails to execute and deliver such certificate within a five (5) day period following the date of Landlord’s second written request therefor, Landlord or Landlord’s beneficiary or agent or any lender, investor or purchaser may rely upon the estoppel certificate as prepared and delivered to Tenant and such certificate shall be fully binding on Tenant and such failure by Tenant shall be deemed to be an Event of Default under this Lease. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein. The parties agree that Tenant’s obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord’s execution of this Lease, and shall be an event of default (without any cure period that might be provided under Paragraph 26.A(3) of this Lease) if Tenant fails to fully comply or makes any material misstatement in any such certificate.
19.    SECURITY DEPOSIT
Tenant agrees to deposit with Landlord upon execution of this Lease, a security deposit as stated in the Basic Lease Information (the “Security Deposit”). Tenant may provide such Security Deposit in the form of a Letter of Credit pursuant to the terms and conditions of Paragraph 39.C below. Such amounts shall be held and owned by Landlord, without obligation to pay interest, as security for the performance of Tenant’s covenants and obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of damages incurred by Landlord in case of Tenant’s default. Upon the occurrence of any event of default by Tenant, Landlord may from time to time, without prejudice to any other remedy provided herein or by law, use such fund as a credit to the extent necessary to credit against any arrears of Rent or other payments due to Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default, and Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the Security Deposit to its original amount. Although the Security Deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this Lease that all of Tenant’s obligations under this Lease have been fulfilled, reduced by such amounts as may be required by Landlord to remedy defaults on the part of Tenant in the payment of Rent or other obligations of Tenant under this Lease, to repair damage to the Premises, Building or Project caused by Tenant or any Tenant’s Parties and to clean the Premises. Landlord is hereby granted a security interest in the Security Deposit in accordance with applicable provisions of the California Commercial Code. Landlord may use and commingle the Security Deposit with other funds of Landlord. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of any Regulations, now or hereinafter in force, which restricts the amount or types of claim that a landlord may make upon a security deposit or imposes upon a landlord (or its successors) any obligation with respect to the handling or return of security deposits.
20.    LIMITATION OF TENANT’S REMEDIES
The obligations and liability of Landlord to Tenant for any default by Landlord under the terms of this Lease are not personal obligations of Landlord or of the individual or other partners of Landlord or its or their partners, directors, officers, or shareholders, and Tenant agrees to look solely to Landlord’s interest in the Project for the recovery of any amount from Landlord, and shall not look to other assets of Landlord nor seek recourse against the assets of the individual or other partners of Landlord or its or their partners, directors, officers or shareholders. Any lien obtained to enforce any such judgment and any levy of execution thereon shall be subject and subordinate to any mortgage or deed of trust on the Project. Under no circumstances shall Tenant have the right to offset against or recoup Rent or other payments due and to become due to Landlord hereunder except as expressly provided in this Lease, which Rent and other payments shall be absolutely due and payable hereunder in accordance with the terms hereof. In no case shall Landlord be liable to Tenant for any lost profits, damage to business, or any form of special, indirect or consequential damage on account of any breach of this Lease or otherwise, notwithstanding anything to the contrary contained in this Lease.
21.    ASSIGNMENT AND SUBLETTING

A.
(1)    General. This Lease has been negotiated to be and is granted as an accommodation to Tenant. Accordingly, Tenant’s rights granted hereunder do not include the right to assign this Lease or sublease the Premises, or to receive any excess, either in installments or lump sum, over the Rent which is expressly reserved by Landlord as hereinafter provided, except as otherwise expressly hereinafter provided. Tenant shall not assign or pledge this Lease or sublet the Premises or any part thereof, whether voluntarily or by operation of law, or permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant, or suffer or permit any such assignment, pledge, subleasing or occupancy, without Landlord’s prior written consent except as provided herein. If Tenant desires to assign this Lease or sublet any or all of the Premises, other than in connection with a Permitted Transfer (defined below), Tenant shall give Landlord written notice (the “Transfer Notice”) at least thirty (30) days prior to the anticipated effective date of the proposed assignment or sublease, which shall contain all of the information reasonably requested by Landlord to address Landlord’s decision criteria specified hereinafter. Landlord shall then have a period of thirty (30) days following receipt of the Transfer Notice to notify Tenant in writing that Landlord elects either: (i) to terminate this Lease as to the space so affected as of the date so requested by Tenant (which notice to terminate shall not be effective if Tenant withdraws its request for consent within five (5) business days following its receipt of such notice from

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Landlord); or (ii) to consent to the proposed assignment or sublease, subject, however, to Landlord’s prior written consent of the proposed assignee or subtenant and of any related documents or agreements associated with the assignment or sublease. If Landlord should fail to notify Tenant in writing of such election within said period, Landlord shall be deemed to have waived option (i) above, but written consent by Landlord of the proposed assignee or subtenant shall still be required. If Landlord does not exercise option (i) above, Landlord’s consent to a proposed assignment or sublease shall not be unreasonably withheld, conditioned or delayed. Consent to any assignment or subletting shall not constitute consent to any subsequent transaction to which this Paragraph 21 applies. Tenant hereby waives the provisions of Section 1995.310 of the California Civil Code, or any similar or successor Regulations, now or hereinafter in effect, and all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable Regulations, on behalf of the proposed assignee or subtenant.
(2)    Conditions of Landlord’s Consent. Without limiting the other instances in which it may be reasonable for Landlord to withhold Landlord’s consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold Landlord’s consent in the following instances: if the proposed assignee does not agree to be bound by and assume the obligations of Tenant under this Lease in form and substance satisfactory to Landlord, in its commercially reasonable discretion; the use of the Premises by such proposed assignee or subtenant would not be a Permitted Use or would violate any exclusivity or other arrangement which Landlord has with any other tenant or occupant or any Regulation or would increase the parking demand on the Building or Project, or would otherwise result in an undesirable tenant mix for the Project as determined by Landlord in its commercially reasonable discretion; the proposed assignee or subtenant is not of sound financial condition as determined by Landlord in Landlord’s commercially reasonable discretion; the proposed assignee or subtenant is a governmental agency; the proposed assignee or subtenant does not have a good reputation as a tenant of property or a good business reputation; the proposed assignee or subtenant is a person with whom Landlord is negotiating to lease space in the Project or is a present tenant of the Project and Landlord has similar space available for lease in the Project at the relevant time; or the assignment or subletting would entail any Alterations which would lessen the value of the leasehold improvements in the Premises or use of any Hazardous Materials or other noxious use or use which may disturb other tenants of the Project; or there shall exist any uncured default of Tenant or matter which will become a default of Tenant with passage of time unless cured. Failure by or refusal of Landlord to consent to a proposed assignee or subtenant shall not cause a termination of this Lease. Upon a termination under Paragraph 21.A(1)(i), Landlord may lease the Premises to any party, including parties with whom Tenant has negotiated an assignment or sublease, without incurring any liability to Tenant. At the option of Landlord, a surrender and termination of this Lease shall operate as an assignment to Landlord of some or all subleases or subtenancies. Landlord shall exercise this option by giving notice of that assignment to such subtenants on or before the effective date of the surrender and termination. In connection with each request for assignment or subletting, Tenant shall pay to Landlord Landlord’s standard fee for approving such requests, as well as all reasonable costs incurred by Landlord or any mortgagee or ground lessor in approving each such request and effecting any such transfer, including, without limitation, reasonable attorneys’ fees.
B.    Bonus Rent. Any Rent or other consideration realized by Tenant under any such sublease or assignment in excess of the Rent payable hereunder, after amortization of (i) any improvements costs incurred in connection with such sublease or assignment, and (ii) reasonable brokerage commissions, attorney’s fees incurred by Tenant for its own legal fees or those of the Landlord in connection with such assignment or subletting, shall be divided and paid, following Tenant’s receipt thereof, fifty percent (50%) to Tenant, fifty percent (50%) to Landlord. In any subletting or assignment undertaken by Tenant, Tenant shall diligently seek to obtain the maximum rental amount available in the marketplace for comparable space available for primary leasing.
C.    Corporation. If Tenant is a corporation, except in connection with a Permitted Transfer, a transfer of corporate shares by sale, assignment, bequest, inheritance, operation of law or other disposition (including such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceedings) resulting in a change in the present control of such corporation by the person or persons owning a majority of said corporate shares, shall constitute an assignment for purposes of this Lease.
D.    Unincorporated Entity. If Tenant is a partnership, joint venture, unincorporated limited liability company or other unincorporated business form, a transfer of the interest of persons, firms or entities responsible for managerial control of Tenant by sale, assignment, bequest, inheritance, operation of law or other disposition, so as to result in a change in the present control of said entity and/or of the underlying beneficial interests of said entity and/or a change in the identity of the persons responsible for the general credit obligations of said entity shall constitute an assignment for all purposes of this Lease.
E.    Liability. No assignment or subletting by Tenant, permitted or otherwise, shall relieve Tenant of any obligation under this Lease or any guarantor of this Lease of any liability under its guaranty or alter the primary liability of the Tenant named herein for the payment of Rent or for the performance of any other obligations to be performed by Tenant, including obligations contained in Paragraph 25 with respect to any assignee or subtenant. Landlord may collect rent or other amounts or any portion thereof from any assignee, subtenant, or other occupant of the Premises, permitted or otherwise, and apply the net rent collected to the Rent payable hereunder, but no such collection shall be deemed to be a waiver of this Paragraph 21, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of the obligations of Tenant under this Lease or of any guarantor. Any assignment or subletting which conflicts with the provisions hereof shall be void.
F.    Permitted Transfer. So long as Tenant is not entering into the Permitted Transfer (as defined below) for the purpose of avoiding or otherwise circumventing the remaining terms of this Paragraph 21, Tenant may assign its entire

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interest under this Lease, without the consent of Landlord, to (a) an affiliate, subsidiary, or parent of Tenant, or a corporation, partnership or other legal entity wholly owned by Tenant (collectively, an “Affiliated Party”), or (b) a successor to Tenant by purchase, merger, consolidation or reorganization, provided that all of the following conditions are satisfied (each such transfer a “Permitted Transfer” and any such assignee or sublessee of a Permitted Transfer, a “Permitted Transferee”): (i) Tenant is not in default under this Lease beyond any applicable notice and cure period; (ii) the Permitted Use does not allow the Premises to be used for retail purposes; (iii) Tenant shall give Landlord written notice at least thirty (30) days prior to the effective date of the proposed Permitted Transfer (provided that, if prohibited by Regulations or confidentiality in connection with a proposed purchase, merger, consolidation or reorganization, then Tenant shall give Landlord written notice within ten (10) days after the effective date of the proposed purchase, merger, consolidation or reorganization); (iv) with respect to a proposed Permitted Transfer to an Affiliated Party, Tenant continues to have a net worth equal to or greater than Tenant's net worth at the date of this Lease; and (v) with respect to a purchase, merger, consolidation or reorganization or any Permitted Transfer which results in Tenant ceasing to exist as a separate legal entity, (A) Tenant’s successor shall own all or substantially all of the assets of Tenant, and (B) Tenant’s successor shall have a net worth which is at least equal to the greater of Tenant's net worth at the date of this Lease or Tenant's net worth as of the day prior to the proposed purchase, merger, consolidation or reorganization. Tenant’s notice to Landlord shall include information and documentation showing that each of the above conditions has been satisfied. If requested by Landlord, Tenant’s successor shall sign a commercially reasonable form of assumption agreement. As used herein, (1) “parent” shall mean a company which owns a majority of Tenant’s voting equity; (2) “subsidiary” shall mean an entity wholly owned by Tenant or at least fifty-one percent (51%) of whose voting equity is owned by Tenant; and (3) “affiliate” shall mean an entity controlled, controlling or under common control with Tenant.
22.    AUTHORITY
Landlord represents and warrants that it has full right and authority to enter into this Lease and to perform all of Landlord’s obligations hereunder and that all persons signing this Lease on its behalf are authorized to do. Tenant represents and warrants that Tenant has full right and authority to enter into this Lease, and to perform all of Tenant’s obligations hereunder, and that all persons signing this Lease on its behalf are authorized to do so.
23.    CONDEMNATION
A.    Condemnation Resulting in Termination. If the whole or any substantial part of the Premises should be taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the Permitted Use of the Premises, either party shall have the right to terminate this Lease at its option. If any material portion of the Building or Project is taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, Landlord may terminate this Lease at its option. In either of such events, the Rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall have occurred.
B.    Condemnation Not Resulting in Termination. If a portion of the Project of which the Premises are a part should be taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking prevents or materially interferes with the Permitted Use of the Premises, and this Lease is not terminated as provided in Paragraph 23.A. above, the Rent payable hereunder during the unexpired portion of this Lease shall be reduced, beginning on the date when the physical taking shall have occurred, to such amount as may be fair and reasonable under all of the circumstances, but only after giving Landlord credit for all sums received or to be received by Tenant by the condemning authority. Notwithstanding anything to the contrary contained in this Paragraph, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the Term, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Rent payable hereunder by Tenant during the Term; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the unexpired Term.
C.     Award. Landlord shall be entitled to (and Tenant shall assign to Landlord) any and all payment, income, rent, award or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance and Tenant shall have no claim against Landlord or otherwise for any sums paid by virtue of such proceedings, whether or not attributable to the value of any unexpired portion of this Lease, except as expressly provided in this Lease. Notwithstanding the foregoing, any compensation specifically and separately awarded Tenant for Tenant’s personal property and moving costs, shall be and remain the property of Tenant.
D.    Waiver of CCP§1265.130. Each party waives the provisions of California Civil Code Procedure Section 1265.130 allowing either party to petition the superior court to terminate this Lease as a result of a partial taking.
24.    CASUALTY DAMAGE
A.    General. If the Premises or Building should be damaged or destroyed by fire, tornado, or other casualty (collectively, “Casualty”), Tenant shall give immediate written notice thereof to Landlord. Within thirty (30) days after Landlord’s receipt of such notice, Landlord shall notify Tenant whether in Landlord’s estimation material restoration of the Premises can reasonably be made within two hundred seventy (270) days from the date of such Casualty. Landlord’s determination shall be binding on Tenant.
B.    Within 270 Days. If the Premises or Building should be damaged by Casualty to such extent that material restoration, in Landlord’s estimation, can be reasonably completed within two hundred seventy (270) days from the date of such Casualty, this Lease shall not terminate. Provided that insurance proceeds are received by Landlord to

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fully repair the damage, Landlord shall proceed to rebuild and repair the Premises diligently and in the manner determined by Landlord, except that Landlord shall not be required to rebuild, repair or replace any part of any Alterations which may have been placed on or about the Premises or paid for by Tenant. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately.
C.    Greater than 270 Days. If the Premises or Building should be damaged by Casualty to such extent that rebuilding or repairs, in Landlord’s estimation, cannot be reasonably completed within two hundred seventy (270) days from the date of such Casualty, then Landlord shall have the option of either: (1) terminating this Lease effective upon the date of the occurrence of such damage, in which event the Rent shall be abated during the unexpired portion of this Lease; or (2) electing to rebuild or repair the Premises diligently and in the manner determined by Landlord. Landlord shall notify Tenant of its election within thirty (30) days after Landlord’s receipt of notice of the damage or destruction. Notwithstanding the above, Landlord shall not be required to rebuild, repair or replace any part of any Alterations which may have been placed, on or about the Premises or paid for by Tenant. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately, but only to the extent of rental abatement insurance proceeds received by Landlord during the time and to the extent the Premises are unfit for occupancy.
D.    Tenant’s Right to Terminate. In addition to Landlord's and Tenant’s right to terminate as provided herein, Tenant shall have the right to terminate this Lease if: (i) a material portion of the Premises is rendered untenantable by a Casualty and Landlord’s completion estimate provides that such damage cannot reasonably be repaired (as determined by Landlord) within sixty (60) days after Landlord’s receipt of all required permits to restore the Premises; (ii) there is less than twelve (12) months of the Term remaining on the date of such Casualty; (iii) the Casualty was not caused by the negligence or willful misconduct of Tenant or any of its agents, contractors, employees, licensees or invitees; and (iv) Tenant provides Landlord with written notice of its intent to terminate within thirty (30) days after the date of Landlord’s completion estimate.
E.    Tenant’s Fault. Notwithstanding anything herein to the contrary, if the Premises or any other portion of the Building are damaged by Casualty resulting from the fault, negligence, or breach of this Lease by Tenant or any of Tenant’s Parties, Base Rent and Additional Rent shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds.
F.    Insurance Proceeds. Notwithstanding anything herein to the contrary, if the Premises or Building are damaged or destroyed and are not fully covered by the insurance proceeds received by Landlord (for any reason other than Landlord’s failure to maintain the insurance required under this Lease) or if the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then in either case Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Landlord that said damage or destruction is not fully covered by insurance or such requirement is made by any such holder, as the case may be, whereupon this Lease shall terminate.
G.    Waiver. This Paragraph 24 shall be Tenant’s sole and exclusive remedy in the event of damage or destruction to the Premises or the Building. As a material inducement to Landlord entering into this Lease, Tenant hereby waives any rights it may have under Sections 1932, 1933(4), 1941 or 1942 of the Civil Code of California with respect to any destruction of the Premises, Landlord’s obligation for tenantability of the Premises and Tenant’s right to make repairs and deduct the expenses of such repairs, or under any similar law, statute or ordinance now or hereafter in effect.
H.    Tenant’s Personal Property. In the event of any damage or destruction of the Premises or the Building, under no circumstances shall Landlord be required to repair any injury or damage to, or make any repairs to or replacements of, Tenant’s personal property.
25.    HOLDING OVER
Unless Landlord expressly consents in writing to Tenant’s holding over, Tenant shall be unlawfully and illegally in possession of the Premises, whether or not Landlord accepts any rent from Tenant or any other person while Tenant remains in possession of the Premises without Landlord’s written consent. If Tenant shall retain possession of the Premises or any portion thereof without Landlord’s consent following the expiration of this Lease or sooner termination for any reason, then Tenant shall pay to Landlord for each day of such retention (a) during the first ninety (90) days of such holding over, one hundred fifty percent (150%) of the amount of Base Rent for the last period prior to the date of such termination plus an amount equal to the amount of Additional Rent payable for the last month of the Term, (b) commencing as of the ninety-first (91st) day of such holding over, two hundred percent (200%) of the amount of daily rental as of the last month prior to the date of expiration or earlier termination plus an amount equal to the amount of Additional Rent payable for the last month of the Term. Tenant shall also indemnify, defend, protect and hold Landlord harmless from any loss, liability or cost, including consequential and incidental damages and reasonable attorneys’ fees, incurred by Landlord resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by the succeeding tenant founded on such delay. Acceptance of Rent by Landlord following expiration or earlier termination of this Lease, or following demand by Landlord for possession of the Premises, shall not constitute a renewal of this Lease, and nothing contained in this Paragraph 25 shall waive Landlord’s right of reentry or any other right. Additionally, if upon expiration or earlier termination of this Lease, or following demand by Landlord for possession of the Premises, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Premises or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it deems necessary at Tenant’s sole cost and expense, and any time reasonably required by Landlord to

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complete such obligations shall be considered a period of holding over and the terms of this Paragraph 25 shall apply. The provisions of this Paragraph 25 shall survive any expiration or earlier termination of this Lease.
26.    DEFAULT
A.    Events of Default. The occurrence of any of the following shall constitute an event of default on the part of Tenant:
(1)    Abandonment. Abandonment of the Premises for a continuous period in excess of five (5) days. Tenant waives any right to notice Tenant may have under Section 1951.3 of the Civil Code of the State of California, the terms of this Paragraph 26.A. being deemed such notice to Tenant as required by said Section 1951.3.
(2)    Nonpayment of Rent. Failure to pay any installment of Rent or any other amount due and payable hereunder upon the date when said payment is due, as to which time is of the essence.
(3)    Other Obligations. Failure to perform any obligation, agreement or covenant under this Lease other than those matters specified in subparagraphs (1) and (2) of this Paragraph 26.A., and in Paragraphs 8, 16, 18 and 25, such failure continuing for thirty (30) days after written notice of such failure, as to which time is of the essence; provided, however, that such failure shall not be an event of default if such failure could not reasonably be cured during such thirty (30) day period, Tenant has commenced the cure within such thirty (30) day period and thereafter is diligently pursuing such cure to completion, but the total aggregate cure period shall not exceed ninety (90) days.
(4)    General Assignment. A general assignment by Tenant for the benefit of creditors.
(5)    Bankruptcy. The filing of any voluntary petition in bankruptcy by Tenant, or the filing of an involuntary petition by Tenant’s creditors, which involuntary petition remains undischarged for a period of thirty (30) days. If under applicable law, the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant’s obligations under this Lease.
(6)    Receivership. The employment of a receiver to take possession of substantially all of Tenant’s assets or Tenant’s leasehold of the Premises, if such appointment remains undismissed or undischarged for a period of fifteen (15) days after the order therefor.
(7)    Attachment. The attachment, execution or other judicial seizure of all or substantially all of Tenant’s assets or Tenant’s leasehold of the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of fifteen (15) days after the levy thereof.
(8)    Insolvency. The admission by Tenant in writing of its inability to pay its debts as they become due.
B.    Remedies Upon Default.
(1)    Termination. In the event of the occurrence of any event of default, Landlord shall have the right to give a written termination notice to Tenant, and on the date specified in such notice, Tenant’s right to possession shall terminate, and this Lease shall terminate unless on or before such date all Rent in arrears and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other events of default of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. At any time after such termination, Landlord may recover possession of the Premises or any part thereof and expel and remove therefrom Tenant and any other person occupying the same, including any subtenant or subtenants notwithstanding Landlord’s consent to any sublease, by any lawful means, and again repossess and enjoy the Premises without prejudice to any of the remedies that Landlord may have under this Lease, or at law or equity by any reason of Tenant’s default or of such termination. Landlord hereby reserves the right, but shall not have the obligation, to recognize the continued possession of any subtenant. The delivery or surrender to Landlord by or on behalf of Tenant of keys, entry codes, or other means to bypass security at the Premises shall not terminate this Lease.
(2)    Continuation After Default. Even though an event of default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant’s right to possession under Paragraph 26.B(1) hereof. Landlord shall have the remedy described in California Civil Code Section 1951.4 (“Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations”), or any successor code section. Accordingly, if Landlord does not elect to terminate this Lease on account of any event of default by Tenant, Landlord may enforce all of Landlord’s rights and remedies under this Lease, including the right to recover Rent as it becomes due. Acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver under application of Landlord to protect Landlord’s interest under this Lease or other entry by Landlord upon the Premises shall not constitute an election to terminate Tenant’s right to possession.
(3)    Increased Security Deposit. If Tenant is in monetary or material non-monetary default under Paragraph 26.A(2) hereof and such monetary or material non-monetary default remains uncured for ten (10)

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days after such occurrence or such default occurs more than three times in any twelve (12) month period, Landlord may require that Tenant increase the Security Deposit to the amount of three times the current month’s Rent at the time of the most recent default.
(4)    Waiver by Tenant. TENANT HEREBY WAIVES ANY AND ALL RIGHTS CONFERRED BY SECTION 3275 OF THE CIVIL CODE OF CALIFORNIA AND BY SECTIONS 1174 (c) AND 1179 OF THE CODE OF CIVIL PROCEDURE OF CALIFORNIA AND ANY AND ALL OTHER LAWS AND RULES OF LAW FROM TIME TO TIME IN EFFECT DURING THIS LEASE TERM PROVIDING THAT TENANT SHALL HAVE ANY RIGHT TO REDEEM, REINSTATE OR RESTORE THIS LEASE FOLLOWING ITS TERMINATION BY REASON OF TENANT'S BREACH.
C.    Damages After Default. Should Landlord terminate this Lease pursuant to the provisions of Paragraph 26.B(1) hereof, Landlord shall have the rights and remedies of a Landlord provided by Section 1951.2 of the Civil Code of the State of California, or any successor code sections. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under applicable law or at equity, Landlord shall be entitled to recover from Tenant: (1) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination, (2) the worth at the time of award of the amount by which the unpaid Rent and other amounts that would have been earned after the date of termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; (3) the worth at the time of award of the amount by which the unpaid Rent and other amounts for the balance of the Term after the time of award exceeds the amount of such Rent loss that the Tenant proves could be reasonably avoided; and (4) any other amount and court costs necessary to compensate Landlord for all detriment proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. The “worth at the time of award” as used in (1) and (2) above shall be computed at the Applicable Interest Rate (defined below). The “worth at the time of award” as used in (3) above shall be computed by discounting such amount at the Federal Discount Rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). If this Lease provides for any periods during the Term during which Tenant is not required to pay Base Rent or if Tenant otherwise receives a Rent concession, then upon the occurrence of an event of default, Tenant shall owe to Landlord the full amount of such Base Rent or value of such Rent concession, plus interest at the Applicable Interest Rate, calculated from the date that such Base Rent or Rent concession would have been payable.
D.    Late Charge. In addition to its other remedies, Landlord shall have the right without notice or demand to add to the amount of any payment required to be made by Tenant hereunder, and which is not paid and received by Landlord on or before the first day of each calendar month, an amount equal to five percent (5%) of the delinquent amount, or $150.00, whichever amount is greater, for each month or portion thereof that the delinquency remains outstanding to compensate Landlord for the loss of the use of the amount not paid and the administrative costs caused by the delinquency, the parties agreeing that Landlord’s damage by virtue of such delinquencies would be extremely difficult and impracticable to compute and the amount stated herein represents a reasonable estimate thereof. Any waiver by Landlord of any late charges or failure to claim the same shall not constitute a waiver of other late charges or any other remedies available to Landlord.
E.    Interest. Interest shall accrue on all sums not paid when due hereunder at the greater of ten percent (10%) per annum or the maximum interest rate allowed by law (“Applicable Interest Rate”) from the due date until paid.
F.    Remedies Cumulative. All of Landlord’s rights, privileges and elections or remedies are cumulative and not alternative, to the extent permitted by law and except as otherwise provided herein.
G.    Replacement of Statutory Notice Requirements. When this Lease requires service of a notice, that notice shall replace rather than supplement any equivalent or similar statutory notice, including any notice required by California Code of Civil Procedure Section 1161 or any similar or successor statute. When a statute requires service of a notice in a particular manner, service of that notice (or a similar notice required by this Lease) in the manner required by this Paragraph 26 shall replace and satisfy the statutory service-of-notice procedures, including those required by California Code of Civil Procedure Section 1162 or any similar or successor statute.
27.    LIENS
Tenant shall at all times keep the Premises and the Project free from liens arising out of or related to work or services performed, materials or supplies furnished or obligations incurred by or on behalf of Tenant or in connection with work made, suffered or done by or on behalf of Tenant in or on the Premises or Project. If Tenant shall not, within ten (10) business days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord on behalf of Tenant and all expenses incurred by Landlord in connection therefor shall be payable to Landlord by Tenant on demand with interest at the Applicable Interest Rate as Additional Rent. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Project and any other party having an interest therein, from mechanics’ and materialmen’s liens, and Tenant shall give Landlord not less than ten (10) business days prior written notice of the commencement of any work in the Premises or Project which could lawfully give rise to a claim for mechanics’ or materialmen’s liens to permit Landlord to post and record a timely notice of non-responsibility, as Landlord may elect to proceed or as the law may from time to time provide, for which purpose, if Landlord shall so determine, Landlord may enter the Premises. Tenant shall not remove any such notice posted by Landlord without Landlord’s consent, and in any event not before completion of the work which could lawfully give rise to a claim for mechanics’ or materialmen’s liens.

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28.    [INTENTIONALLY OMITTED]
29.    TRANSFERS BY LANDLORD
In the event of a sale or conveyance by Landlord of the Building or a foreclosure by any creditor of Landlord, the same shall operate to release Landlord from any liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, to the extent required to be performed after the passing of title to Landlord’s successor-in-interest. In such event, Tenant agrees to look solely to the responsibility of the successor-in-interest of Landlord under this Lease with respect to the performance of the covenants and duties of “Landlord” to be performed after the passing of title to Landlord’s successor-in-interest. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. Landlord’s successor(s)-in-interest shall not have liability to Tenant with respect to the failure to perform any of the obligations of “Landlord,” to the extent required to be performed prior to the date such successor(s)-in-interest became the owner of the Building.
31.    WAIVER
All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Base Rent, required to be paid by Tenant hereunder or shall fail to perform any other act on Tenant’s part to be performed hereunder, including Tenant’s obligations under Paragraph 11 hereof, and such failure shall continue for fifteen (15) days after notice thereof by Landlord, in addition to the other rights and remedies of Landlord, Landlord may make any such payment and perform any such act on Tenant’s part. In the case of an emergency, no prior notification by Landlord shall be required. Landlord may take such actions without any obligation and without releasing Tenant from any of Tenant’s obligations. All sums so paid by Landlord and all incidental costs incurred by Landlord and interest thereon at the Applicable Interest Rate, from the date of payment by Landlord, shall be paid to Landlord on demand as Additional Rent.
31.    WAIVER
If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein, or constitute a course of dealing contrary to the expressed terms of this Lease. The acceptance of Rent by Landlord (including, without limitation, through any “lockbox”) shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord’s knowledge of such preceding breach at the time Landlord accepted such Rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord, based upon full knowledge of the circumstances.
32.    NOTICES
Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to sending, mailing, or delivery of any notice or the making of any payment by Landlord or Tenant to the other shall be deemed to be complied with when and if the following steps are taken:
A.    Rent. All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at Landlord’s Remittance Address set forth in the Basic Lease Information, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant’s obligation to pay Rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such Rent and other amounts have been actually received by Landlord.
B.    Other. All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be in writing and either personally delivered, sent by commercial overnight courier, mailed, certified or registered, postage prepaid or sent by facsimile with confirmed receipt (and with an original sent by commercial overnight courier), and in each case addressed to the party to be notified at the Notice Address for such party as specified in the Basic Lease Information or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days notice to the notifying party. Notices shall be deemed served upon receipt or refusal to accept delivery. Tenant appoints as its agent to receive the service of all default notices and notice of commencement of unlawful detainer proceedings the person in charge of or apparently in charge of occupying the Premises at the time, and, if there is no such person, then such service may be made by attaching the same on the main entrance of the Premises.
C.    Required Notices. Tenant shall immediately notify Landlord in writing of any notice of a violation or a potential or alleged violation of any Regulation that relates to the Premises or the Project, or of any inquiry, investigation, enforcement or other action that is instituted or threatened by any governmental or regulatory agency against Tenant or any other occupant of the Premises, or any claim that is instituted or threatened by any third party that relates to the Premises or the Project.
34.    SUCCESSORS AND ASSIGNS
If Landlord places the enforcement of this Lease, or any part thereof, or the collection of any Rent due, or to become due hereunder, or recovery of possession of the Premises in the hands of an attorney, Tenant shall pay to Landlord, upon demand, Landlord’s reasonable attorneys’ fees and court costs, whether incurred without trial, at trial, appeal or review. In any action which Landlord or Tenant brings to enforce its respective rights hereunder, the unsuccessful party

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shall pay all costs incurred by the prevailing party including reasonable attorneys’ fees and said costs and attorneys’ fees shall be a part of the judgment in said action.
34.    SUCCESSORS AND ASSIGNS
This Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon and inure to the benefit of Tenant, its successors, and to the extent assignment is approved by Landlord as provided hereunder, Tenant’s assigns.
35.    FORCE MAJEURE
If performance by a party of any portion of this Lease is made impossible by any prevention, delay, or stoppage caused by strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes for those items, government actions, civil commotions, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform, performance by that party for a period equal to the period of that prevention, delay, or stoppage is excused. Tenant’s obligation to pay Rent, however, is not excused by this Paragraph 35.

36.    SURRENDER OF PREMISES
Subject to the terms and conditions of Paragraph 12 above, Tenant shall, upon expiration or sooner termination of this Lease, surrender the Premises to Landlord in the same condition as existed on the date Tenant originally took possession thereof, reasonable wear and tear excepted, including, but not limited to, all interior walls cleaned, all interior painted surfaces repainted in the original color, all holes in walls repaired, all carpets shampooed and cleaned, and all floors cleaned, waxed, and free of any Tenant-introduced marking or painting, all to the reasonable satisfaction of Landlord. Tenant shall remove all of its debris from the Project. At or before the time of surrender, Tenant shall comply with the terms of Paragraph 12.A. hereof with respect to Alterations to the Premises and all other matters addressed in such Paragraph. If the Premises are not so surrendered at the expiration or sooner termination of this Lease, the provisions of Paragraph 25 hereof shall apply. All keys to the Premises or any part thereof shall be surrendered to Landlord upon expiration or sooner termination of the Term. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall meet with Landlord for a joint inspection of the Premises at the time of vacating, but nothing contained herein shall be construed as an extension of the Term or as a consent by Landlord to any holding over by Tenant. In the event of Tenant’s failure to give such notice or participate in such joint inspection, Landlord’s inspection at or after Tenant’s vacating the Premises shall conclusively be deemed correct for purposes of determining Tenant’s responsibility for repairs and restoration. Any delay caused by Tenant’s failure to carry out its obligations under this Paragraph 36 beyond the term hereof, shall constitute unlawful and illegal possession of Premises under Paragraph 25 hereof.
37.    PARKING
So long as Tenant is occupying the Premises, Tenant and Tenant’s Parties shall have access to parking as specified in the Basic Lease Information on an unreserved, nonexclusive, first come, first served basis, for passenger-size automobiles. As of the date of this Lease, parking is available 24 hours per day, seven days per week, provided that Tenant acknowledges that the parking facilities are not under the control of Landlord and, accordingly, Landlord makes no representations or warranties regarding the availability of parking at any time. Tenant shall at all times comply and shall cause all Tenant’s Parties and visitors to comply with such Regulations and any rules and regulations established from time to time by the City of Campbell relating to parking. Landlord shall have no liability for any damage to property or other items located in the parking areas, nor for any personal injuries or death arising out of the use of parking areas by Tenant or any Tenant’s Parties. Without limiting the foregoing, if the parking areas are operated by an independent contractor not affiliated with Landlord, Tenant acknowledges that Landlord shall have no liability for claims arising through acts or omissions of such independent contractor. In all events, Tenant agrees to look first to its insurance carrier and to require that Tenant’s Parties look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the parking areas.
38.    MISCELLANEOUS
A.General. The term “Tenant” or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their respective successors, executors, administrators and permitted assigns, according to the context hereof.
B.Time. Time is of the essence regarding this Lease and all of its provisions.
C.Choice of Law. This Lease shall in all respects be governed by the laws of the State of California.
D.Entire Agreement. This Lease, together with its Exhibits, addenda and attachments and the Basic Lease Information, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its Exhibits, addenda and attachments and the Basic Lease Information.
E.Modification. This Lease may not be modified except by a written instrument signed by the parties hereto. Tenant accepts the area of the Premises as specified in the Basic Lease Information as the approximate area of the Premises for all purposes under this Lease, and acknowledges and agrees that no other definition of the area (rentable, usable or otherwise) of the Premises shall apply. Tenant shall in no event be entitled to a recalculation of the square footage of the Premises, rentable, usable or otherwise, and no recalculation, if made, irrespective of its purpose, shall

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reduce Tenant’s obligations under this Lease in any manner, including without limitation the amount of Base Rent payable by Tenant or Tenant’s Proportionate Share of the Building and of the Project.
F.Severability. If, for any reason whatsoever, any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.
G.Recordation. Tenant shall not record this Lease or a short form memorandum hereof.
H.Examination of Lease. Submission of this Lease to Tenant does not constitute an option or offer to lease and this Lease is not effective otherwise until execution and delivery by both Landlord and Tenant.
I.Accord and Satisfaction. No payment by Tenant of a lesser amount than the total Rent due nor any endorsement on any check or letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction of full payment of Rent, and Landlord may accept such payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue other remedies. All offers by or on behalf of Tenant of accord and satisfaction are hereby rejected in advance.
J.Easements. Landlord may grant easements on the Project and dedicate for public use portions of the Project without Tenant’s consent; provided that no such grant or dedication shall materially interfere with Tenant’s Permitted Use of the Premises. Upon Landlord’s request, Tenant shall execute, acknowledge and deliver to Landlord documents, instruments, maps and plats necessary to effectuate Tenant’s covenants hereunder.
K.Drafting and Determination Presumption. The parties acknowledge that this Lease has been agreed to by both the parties, that both Landlord and Tenant have consulted with attorneys with respect to the terms of this Lease and that no presumption shall be created against Landlord because Landlord drafted this Lease. Except as otherwise specifically set forth in this Lease, with respect to any consent, determination or estimation of Landlord required or allowed in this Lease or requested of Landlord, Landlord’s consent shall not be unreasonably withheld, conditioned or delayed. If Landlord fails to respond to any request for its consent within the time period, if any, specified in this Lease, Landlord shall be deemed to have disapproved such request.
L.Exhibits. The Basic Lease Information, and the Exhibits, addenda and attachments attached hereto are hereby incorporated herein by this reference and made a part of this Lease as though fully set forth herein.
M.No Light, Air or View Easement. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Building shall in no way affect this Lease or impose any liability on Landlord.
N.No Third Party Benefit. This Lease is a contract between Landlord and Tenant and nothing herein is intended to create any third party benefit.
O.Quiet Enjoyment. Upon payment by Tenant of the Rent, and upon the observance and performance of all of the other covenants, terms and conditions on Tenant’s part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless, to all of the other terms and conditions of this Lease. Landlord shall not be liable for any hindrance, interruption, interference or disturbance by other tenants or third persons, nor shall Tenant be released from any obligations under this Lease because of such hindrance, interruption, interference or disturbance.
P.Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed an original.
Q.Multiple Parties. If more than one person or entity is named herein as Tenant, such multiple parties shall have joint and several responsibility to comply with the terms of this Lease.
R.Prorations. Any Rent or other amounts payable to Landlord by Tenant hereunder for any fractional month shall be prorated based on a month of thirty (30) days. As used herein, the term “fiscal year” shall mean the calendar year or such other fiscal year as Landlord may deem appropriate.
S.Asbestos Notification. Tenant acknowledges that Tenant has reviewed the asbestos notification attached as Exhibit D hereto pursuant to California Health and Safety Code Sections 25915 et. seq. (as amended from time to time, the “Connelly Act”), disclosing the existence of asbestos in the Building. As part of Tenant’s obligations under this Lease, Tenant agrees to comply with the Connelly Act, including providing copies of Landlord’s asbestos notification letter to all of Tenant’s “employees” and “owners”, as those terms are defined in the Connelly Act.
T.Brokers. Tenant represents that it has dealt directly with and only with Tenant’s Broker (as defined in the Basic Lease Information) as Tenant’s broker in connection with this Lease. Tenant shall indemnify and hold Landlord and the Landlord Indemnities harmless from all claims of any other brokers claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Parties harmless from all claims of any brokers other than Landlord’s Broker (as defined in the Basic Lease Information) claiming to have represented Landlord in connection with this Lease, and shall pay Tenant’s broker and Landlord’s broker the commission due, if any, in connection with this Lease, pursuant to the terms of a separate agreement.
U.Disclosures. Pursuant to Civil Code Section 1938, Landlord states that, as of the Lease Date, the Premises has not undergone inspection by a “Certified Access Specialist” (“CASp”) to determine whether the Premises

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meet all applicable construction-related accessibility standards under California Civil Code Section 55.53. If Tenant is billed directly by a public utility with respect to Tenant’s electrical usage at the Premises, then, upon request, Tenant shall provide monthly electrical utility usage for the Premises to Landlord for the period of time requested by Landlord (in electronic or paper format) or, at Landlord’s option, provide any written authorization or other documentation required for Landlord to request information regarding Tenant’s electricity usage with respect to the Premises directly from the applicable utility company.
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39.    ADDITIONAL PROVISIONS
A.    Base Rent. Tenant shall pay Base Rent pursuant to the following schedule:

Months of Term	Annual Rate Per Square Foot	Monthly Base Rent
1 – 12	$50.40	$52,680.60*
13 – 24	$51.91	$54,258.93
25 – 36	$53.47	$55,889.52
37 – 48	$55.07	$57,561.92
49 – 60	$56.72	$59,286.58
61 – 63	$58.42	$61,063.51
* Notwithstanding anything in this Lease to the contrary, so long as there is no Event of Default by Tenant under this Lease, Tenant shall be entitled to an abatement of Base Rent with respect to the Premises, as originally described in this Lease, in the amount of $52,680.60 per month for the first three (3) full calendar months of the initial Term. The maximum total amount of Base Rent abated with respect to the Premises in accordance with the foregoing shall equal $158,041.80 (the “Abated Base Rent”). If Tenant defaults under this Lease at any time during the Term and fails to cure such default within any applicable cure period under this Lease, then all unamortized Abated Base Rent (i.e. based upon the amortization of the Abated Base Rent in equal monthly amounts, without interest, during the period commencing on the Term Commencement Date and ending on the original Term Expiration Date) shall immediately become due and payable. Only Base Rent shall be abated pursuant to this Paragraph, as more particularly described herein, and Tenant’s Proportionate Share of Operating Expenses and all other rent and other costs and charges specified in this Lease shall remain as due and payable pursuant to the provisions of this Lease.
B.    Option to Extend. Provided this Lease is in full force and effect and so long as there is no Event of Default by Tenant under any of the other terms and conditions of this Lease at the time of notification or commencement, Tenant shall have one (1) option to extend (the “Extension Option”) this Lease for a term of five (5) years (the “Extension Term”), for the portion of the Premises being leased by Tenant as of the date the Extension Term is to commence, on the same terms and conditions set forth in this Lease, except as modified by the terms, covenants and conditions as set forth below.
(1)    If Tenant elects to exercise the Extension Option, then Tenant shall provide Landlord with written notice no earlier than the date which is three hundred sixty five (365) days prior to the expiration of the Term of this Lease but no later than the date which is two hundred seventy (270) days prior to the expiration of the Term of this Lease. If Tenant fails to provide such notice, Tenant shall have no further or additional right to extend or renew the Term of this Lease.
(2)    The Base Rent in effect at the expiration of the Term of this Lease shall be increased to reflect the Prevailing Market (defined below) rate. Landlord shall advise Tenant of the new Base Rent for the Premises no later than thirty (30) days after receipt of Tenant's written request therefor. Said request shall be made no earlier than thirty (30) days prior to the first date on which Tenant may exercise its Extension Option under this Paragraph 39.B. Said notification of the new Base Rent may include a provision for its escalation to provide for a change in the Prevailing Market rate between the time of notification and the commencement of the Extension Term.
(3)    If Tenant and Landlord are unable to agree on a mutually acceptable Base Rent for the Extension Term not later than sixty (60) days prior to the expiration of the initial Term, then Landlord and Tenant, within five (5) days after such date, shall each simultaneously submit to the other, in a sealed envelope, its good faith estimate of the Prevailing Market rate for the Premises during the Extension Term (collectively referred to as the “Estimates”). If the higher of such Estimates is not more than one hundred five percent (105%) of the lower of such Estimates, then the Prevailing Market rate shall be the average of the two Estimates. If the Prevailing Market rate is not established by the exchange of Estimates, then, within seven (7) days after the exchange of Estimates, Landlord and Tenant shall each select an appraiser to determine which of the two Estimates most closely reflects the Prevailing Market rate for the Premises during the Extension Term. Each appraiser so selected shall be certified as an MAI appraiser or as an ASA appraiser and shall have had at least five (5) years’ experience within the previous ten (10) years as a real estate appraiser working in Campbell, California, with working knowledge of current rental rates and practices. For purposes hereof, an “MAI” appraiser means an individual who holds an MAI designation conferred by, and is an independent member of, the American Institute of Real Estate Appraisers (or its successor organization, or in the event there is no successor organization, the organization and designation most similar), and an “ASA” appraiser means an individual who holds the Senior Member designation conferred by, and is an independent member of, the American Society of Appraisers (or its successor organization, or, in the event there is no successor organization, the organization and designation most similar).
(4)    Upon selection, Landlord’s and Tenant's appraisers shall work together in good faith to agree upon which of the two Estimates most closely reflects the Prevailing Market rate for the Premises. The Estimates chosen by such appraisers shall be binding on both Landlord and Tenant. If either Landlord or Tenant fails to appoint an appraiser within the seven (7) day period referred to above, the appraiser appointed by the other party shall be the sole appraiser for the purposes hereof. If the two appraisers cannot agree upon which of the two Estimates most closely reflects the Prevailing Market rate within twenty (20) days after their appointment,

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then, within ten (10) days after the expiration of such twenty (20) day period, the two appraisers shall select a third appraiser meeting the aforementioned criteria. Once the third appraiser (i.e., the arbitrator) has been selected as provided for above, then, as soon thereafter as practicable but in any case within fourteen (14) days, the arbitrator shall make his or her determination of which of the two Estimates most closely reflects the Prevailing Market rate and such Estimate shall be binding on both Landlord and Tenant as the Prevailing Market rate for the Premises. If the arbitrator believes that expert advice would materially assist him or her, he or she may retain one or more qualified persons to provide such expert advice. The parties shall share equally in the costs of the arbitrator and of any experts retained by the arbitrator. Any fees of any appraiser, counsel or experts engaged directly by Landlord or Tenant, however, shall be borne by the party retaining such appraiser, counsel or expert.
(5)    If the Prevailing Market rate has not been determined by the commencement date of the Extension Term, Tenant shall pay Base Rent upon the terms and conditions in effect during the last month of the initial Term until such time as the Prevailing Market rate has been determined. Upon such determination, the Base Rent for the Premises shall be retroactively adjusted to the commencement of such Extension Term for the Premises.
(6)    This Extension Option is not transferable; the parties hereto acknowledge and agree that they intend that the Extension Option shall be “personal” to Tenant as set forth above and that in no event will any assignee or sublessee have any rights to exercise the Extension Option.
(7)    If the Extension Option is validly exercised or if Tenant fails to validly exercise the Extension Option, Tenant shall have no further right to extend the Term of this Lease.
(8)    For purposes of this Extension Option, “Prevailing Market” shall mean the arms length fair market annual rental rate per rentable square foot under renewal leases and amendments entered into on or about the date on which the Prevailing Market is being determined hereunder for space comparable to the Premises in the Building and buildings comparable to the Building in the same rental market in the Campbell, California, area as of the date the Extension Term is to commence, taking into account the specific provisions of this Lease which will remain constant. The determination of Prevailing Market shall take into account any material economic differences between the terms of this Lease and any comparison lease or amendment, such as rent abatements, construction costs and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes. The determination of Prevailing Market shall also take into consideration any reasonably anticipated changes in the Prevailing Market rate from the time such Prevailing Market rate is being determined and the time such Prevailing Market rate will become effective under this Lease.
C.    Letter of Credit. Concurrent with Tenant’s execution and delivery of this Lease to Landlord, Tenant shall deliver to Landlord, as collateral for the full performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of Tenant’s failure to comply with one or more provisions of this Lease, including, but not limited to, any post lease termination damages under Section 1951.2 of the California Civil Code, an Irrevocable Standby Letter of Credit (the “Letter of Credit”) in the amount of Three Hundred Sixty-Six Thousand Three Hundred and Eighty-One Dollars ($366,381.00). The following terms and conditions shall apply to the Letter of Credit:
(1)The Letter of Credit shall be in favor of Landlord, shall be issued by Silicon Valley Bank or other bank acceptable to Landlord with a Standard & Poors rating of “A” or better, shall comply with all of the terms and conditions of this Paragraph and shall otherwise be in the form attached hereto as Exhibit E.
(2)The Letter of Credit or any replacement Letter of Credit shall be irrevocable for the term thereof and shall automatically renew on a year to year basis until a period ending not earlier than two (2) months subsequent to the Termination Date (the “LOC Expiration Date”) without any action whatsoever on the part of Landlord; provided that the issuing bank shall have the right not to renew the Letter of Credit by giving written notice to Landlord not less than sixty (60) days prior to the expiration of the then current term of the Letter of Credit that it does not intend to renew the Letter of Credit. Tenant understands that the election by the issuing bank not to renew the Letter of Credit shall not, in any event, diminish the obligation of Tenant to deposit the Security Deposit or maintain such an irrevocable Letter of Credit in favor of Landlord through the LOC Expiration Date.
(3)Landlord, or its then authorized representative, upon Tenant’s failure to comply with one or more provisions of this Lease, or as otherwise specifically agreed by Landlord and Tenant pursuant to this Lease or any amendment hereof, without prejudice to any other remedy provided in this Lease or by Regulations, shall have the right from time to time to make one or more draws on the Letter of Credit and use all or part of the proceeds in accordance with Paragraph 39.C.4 below. In addition, if Tenant fails to furnish a renewal or replacement letter of credit complying with all of the provisions of this Paragraph 39.C at least sixty (60) days prior to the stated expiration date of the Letter of Credit then held by Landlord, Landlord may draw upon such Letter of Credit and hold the proceeds thereof (and such proceeds need not be segregated) in accordance with the terms of this Paragraph 39.C. Funds may be drawn down on the Letter of Credit upon presentation to the issuing bank of Landlord's (or Landlord’s then authorized representative’s) certification set forth in Exhibit E.
(4)Tenant acknowledges and agrees (and the Letter of Credit shall so state) that the Letter of Credit shall be honored by the issuing bank without inquiry as to the truth of the statements set forth in such draw request

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and regardless of whether the Tenant disputes the content of such statement. The proceeds of the Letter of Credit shall constitute Landlord's sole and separate property (and not Tenant's property or the property of Tenant's bankruptcy estate) and Landlord may immediately upon any draw (and without notice to Tenant) apply or offset the proceeds of the Letter of Credit: (a) against any rent or other amounts payable by Tenant under this Lease that is not paid when due; (b) against all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it may suffer as a result of Tenant’s failure to comply with one or more provisions of this Lease, including any damages arising under Section 1951.2 of the California Civil Code following termination of this Lease; (c) against any costs incurred by Landlord in connection with this Lease (including attorneys’ fees); and (d) against any other amount that Landlord may spend or become obligated to spend by reason of Tenant's default. Provided Tenant has performed all of its obligations under this Lease, within sixty (60) days after the LOC Expiration Date, Landlord agrees to either return the Letter of Credit to Tenant or to pay to Tenant the amount of any proceeds of the Letter of Credit received by Landlord and not applied as allowed above; provided, that if prior to the LOC Expiration Date a voluntary petition is filed by Tenant or any guarantor, or an involuntary petition is filed against Tenant or any Guarantor by any of Tenant's or guarantor's creditors, under the Federal Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the unused Letter of Credit proceeds until either all preference issues relating to payments under this Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed, in each case pursuant to a final court order not subject to appeal or any stay pending appeal.
(5)If, as result of any application or use by Landlord of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than the amount set forth in this Paragraph 39.C, Tenant shall, within ten (10) business days thereafter, provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total amount required pursuant to this Paragraph 39.C), and any such additional (or replacement) letter of credit shall comply with all of the provisions of this Paragraph 39.C, and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in this Lease, the same shall constitute an incurable Event of Default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.
(6)Landlord may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, transfer all or any portion of its interest in and to the Letter of Credit to another party, person or entity, including Landlord's mortgagee and/or to have the Letter of Credit reissued in the name of Landlord’s mortgagee. If Landlord transfers its interest in the Building and transfers the Letter of Credit (or any proceeds thereof then held by Landlord) in whole or in part to the transferee, Landlord shall, without any further agreement between the parties hereto, thereupon be released by Tenant from all liability therefor. The provisions hereof shall apply to every transfer or assignment of all or any part of the Letter of Credit to a new landlord. In connection with any such transfer of the Letter of Credit by Landlord, Tenant shall, at Tenant's sole cost and expense, execute and submit to the issuer of the Letter of Credit such applications, documents and instruments as may be necessary to effectuate such transfer. Tenant shall be responsible for paying the issuer's transfer and processing fees in connection with any transfer of the Letter of Credit and, if Landlord advances any such fees (without having any obligation to do so), Tenant shall reimburse Landlord for any such transfer or processing fees within ten (10) days after Landlord’s written request therefor.
(7)If the Letter of Credit expires earlier than the LOC Expiration Date, or the issuing bank notifies Landlord that it shall not renew the Letter of Credit, Landlord shall accept a renewal thereof or substitute Letter of Credit (such renewal or substitute Letter of Credit to be in effect not later than sixty (60) days prior to the expiration thereof), irrevocable and automatically renewable through the LOC Expiration Date upon the same terms as the expiring Letter of Credit or upon such other terms as may be acceptable to Landlord. However, if (a) the Letter of Credit is not timely renewed, or (b) a substitute Letter of Credit, complying with all of the terms and conditions of this paragraph is not timely received, Landlord may present such Letter of Credit to the issuing bank, and the entire sum so obtained shall be paid to Landlord, to be held by Landlord in accordance with Paragraph 19 of this Lease. Notwithstanding the foregoing, Landlord shall be entitled to receive from Tenant all reasonable attorneys' fees and costs incurred in connection with the review of any proposed substitute Letter of Credit pursuant to this Paragraph.
(8)Landlord and Tenant (a) acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor or any proceeds thereof be deemed to be or treated as a “security deposit” under any Regulation applicable to security deposits in the commercial context including Section 1950.7 of the California Civil Code, as such section now exist or as may be hereafter amended or succeeded (“Security Deposit Laws”), (b) acknowledge and agree that the Letter of Credit (including any renewal thereof or substitute therefor or any proceeds thereof) is not intended to serve as a security deposit, and the Security Deposit Laws shall have no applicability or relevancy thereto, and (c) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code and all other provisions of Regulations, now or hereafter in effect, which (i) establish the time frame by which Landlord must refund a security deposit under a lease, and/or (ii) provide that Landlord may claim from the security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums specified above in this 39.C and/or those sums reasonably necessary to compensate Landlord for any

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loss or damage caused by Tenant’s breach of this Lease or the acts or omission of Tenant or any other Tenant Entities, including any damages Landlord suffers following termination of this Lease.
(9)Notwithstanding anything to the contrary contained in this Lease, in the event that at any time the financial institution which issues said Letter of Credit is declared insolvent by the FDIC or is closed for any reason, Tenant must immediately provide a substitute Letter of Credit that satisfies the requirements of this Lease hereby from a financial institution acceptable to Landlord, in Landlord’s sole discretion.
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40.    JURY TRIAL WAIVER
EACH PARTY HERETO (WHICH INCLUDES ANY ASSIGNEE, SUCCESSOR HEIR OR PERSONAL REPRESENTATIVE OF A PARTY) SHALL NOT SEEK A JURY TRIAL, HEREBY WAIVES TRIAL BY JURY, AND HEREBY FURTHER WAIVES ANY OBJECTION TO VENUE IN THE COUNTY IN WHICH THE BUILDING IS LOCATED, AND AGREES AND CONSENTS TO PERSONAL JURISDICTION OF THE COURTS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY STATUTE, EMERGENCY OR OTHERWISE, WHETHER ANY OF THE FOREGOING IS BASED ON THIS LEASE OR ON TORT LAW. EACH PARTY REPRESENTS THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL CONCERNING THE EFFECT OF THIS PARAGRAPH 40. THE PROVISIONS OF THIS PARAGRAPH 40 SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.
IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and the year first above written.

LANDLORD:

WATER TOWER FEE OWNER, LLC,
a Delaware limited liability company

By: _/s/ Bruce Burkard________________
Name: _Bruce Burkard___________________
Title: _Authorized Signatory______________
Dated: _10/25, 2016_
TENANT: JIVE SOFTWARE, INC., a Delaware corporation By: _/s/ Bryan J. LeBlanc_______________ Name: _Bryan J. LeBlanc_________________ Title: _Chief Financial Officer____________ Dated: _10/18, 2016_

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EXHIBIT A

RULES AND REGULATIONS

This Exhibit is attached to and made a part of the Lease by and between
WATER TOWER FEE OWNER, LLC, a Delaware limited liability company (“Landlord”) and
JIVE SOFTWARE, INC., a Delaware corporation (“Tenant”) for space in the
Building located at 300 Orchard City Drive, Campbell, California

1.	Tenant shall not suffer or permit the obstruction of any common areas, including driveways, walkways and stairways.

2.	Landlord reserves the right to refuse access to any persons Landlord in good faith judges to be a threat to the safety, reputation or property of the Building or the Project and its occupants.

3.	Tenant shall not make or permit any noise or odors that annoy or interfere with other tenants or persons having business within in the Building or the Project.

4.	Tenant shall not keep animals or birds within the Building or Project, and shall not bring bicycles, motorcycles, or other vehicles into areas not designated as authorized for same.

5.	Tenant shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

6.	Tenant shall not alter any lock or install new or additional locks or bolts, without prior the consent of Landlord.

7.	Tenant shall be responsible for the inappropriate use of any toilet room, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

8.	Tenant shall not deface the walls, partitions or other surfaces of the Premises, Building or Project.

9.	Tenant shall not suffer or permit anything in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Building or Project.

10.
Furniture, significant freight and equipment shall be moved into or out of the Building only with the Landlord’s knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Landlord. Tenant shall be responsible for any damage to the Building or Project arising from any such activity.

11.	Tenant shall not employ any service or contractor for services or construction work related to the Premises to be performed in the Building, except as approved by Landlord.

12.
Landlord reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and between the hours of 7:00 P.M. and 7:00 A.M. If Tenant uses the Premises during such periods, Tenant shall be responsible for securely locking any doors it may have opened for entry.

13.	Tenant shall return all keys at the termination of tenancy and shall be responsible for the cost of replacing any keys that are lost.

14.	No window coverings, shades or awnings shall be installed or used by Tenant (other than Building standard window covering installed by Landlord) without Landlord’s consent.

15.	No Tenant or any agent, employee, contractor, license, invitee or subtenant of Tenant shall go upon the roof of the Building.

16.	Tenant shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Landlord or by applicable governmental agencies as non-smoking areas.

17.	Tenant shall not use any method of heating or air conditioning other than as provided by Landlord.

18.	Tenant shall not install, maintain or operate any vending machines upon the Premises without Landlord’s written consent.

19.	The Premises shall not be used for lodging or manufacturing, cooking or food preparation except for the normal prep and heating and storage of usual business meal and snack foods.

20.	Tenant shall comply with all safety, fire protection and evacuation regulations established by Landlord or any applicable governmental agency.

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21.
Landlord reserves the right to waive any of these rules or regulations, and/or as to any particular tenant, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such tenant.

22.	Tenant assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

23.
Tenant shall keep the window coverings (if any) in a closed position during periods of direct sun light. Tenant shall not interfere or obstruct any perimeter heating, air-conditioning or ventilating units.

24.	Tenant shall not conduct or permit any canvassing of the Building or Project.

25.	Tenant shall not mark, drill into or in any way deface the walls, ceilings, partitions, floors or other parts of the Premises and the Building without the Landlord’s prior consent.

26.
Tenant shall be responsible to take care of the rugs, carpets, drapes and blinds (if any) in the Premises and shall arrange for the regular spot cleaning and shampooing of carpets, dry cleaning of drapes and cleaning of blinds.

27.
Tenant shall not place or permit to be placed any sign, advertisement, notice or other display on any part of the exterior of the Premises or elsewhere in the common areas if such sign, advertisement, notice or other display is visible from outside the Premises without the prior written consent of Landlord, which may be given or withheld in Landlord’s sole and absolute discretion. Tenant upon request of Landlord, shall remove any sign, advertisement, notice or other display which the Tenant has placed or permitted to be placed which, in the opinion of Landlord is objectionable, and if Tenant shall fail to do so, the Landlord may remove the same at the expense of Tenant.

28.
Landlord reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Building and/or the Project and its occupants. Tenant agrees to abide by these and such other reasonable rules and regulations as Landlord shall make or adopt, promptly following receipt of a copy thereof.

29.	If there is a conflict between this Lease and any rules and regulations enacted after the date of this Lease, the terms of this Lease shall control.

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EXHIBIT B

OUTLINE AND LOCATION OF PREMISES

This Exhibit is attached to and made a part of the Lease by and between
WATER TOWER FEE OWNER, LLC, a Delaware limited liability company (“Landlord”) and
JIVE SOFTWARE, INC., a Delaware corporation (“Tenant”) for space in the
Building located at 300 Orchard City Drive, Campbell, California

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EXHIBIT C

WORK LETTER

This Exhibit is attached to and made a part of the Lease by and between
WATER TOWER FEE OWNER, LLC, a Delaware limited liability company (“Landlord”) and
JIVE SOFTWARE, INC., a Delaware corporation (“Tenant”) for space in the
Building located at 300 Orchard City Drive, Campbell, California

1.
This Exhibit C shall set forth the obligations of Landlord and Tenant with respect to the improvements to be performed in the Premises for Tenant's use. All improvements described in this Exhibit C to be constructed in and upon the Premises by Landlord are hereinafter referred to as the “Initial Alterations.” It is agreed that construction of the Initial Alterations will be completed at Landlord's sole cost and expense (subject to the Maximum Amount and further subject to the terms of Section 5 below), using methods, materials, and finishes mutually and reasonably approved by both Landlord and Tenant. Landlord reserves the right to require that Tenant remove any portion, or all, of the Initial Alterations at the expiration or earlier termination of the Lease to which this Exhibit C is attached, and to restore the Premises to the condition existing prior to the installation of such Initial Alterations, all pursuant to the terms and conditions of the Lease. Notwithstanding the foregoing, Landlord and Tenant acknowledge that Plans (hereinafter defined) for the Initial Alterations have not yet been prepared and, therefore, it is impossible to determine the exact cost of the Initial Alterations at this time. Accordingly, Landlord and Tenant agree that Landlord's obligation to pay for the cost of the Initial Alterations (inclusive of the cost of preparing Plans, obtaining permits, a construction management fee equal to five percent (5%) of the total construction costs, and other related costs) shall be limited to $627,150.00 (that is, $50.00 per rentable square foot of the Premises, the “Maximum Amount”) and that Tenant shall be responsible for the cost of Initial Alterations, plus any applicable state sales or use tax, if any, to the extent that it exceeds the Maximum Amount. Landlord shall enter into a direct contract for the Initial Alterations with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Initial Alterations.

2.
Landlord shall cause to be prepared the final architectural, electrical and mechanical construction drawings, plans and specifications (called “Plans”) necessary to construct the Initial Alterations, which Plans shall be based substantially on the preliminary space plan prepared by Habitec Architecture and Interior Design, dated July 13, 2016, and attached hereto as Exhibit C-1, and shall be mutually and reasonably approved by Landlord and Tenant. In conjunction with its review of the Plans, Landlord shall advise Tenant in writing, which portion of the Initial Alterations, if any, Tenant shall not be required to remove at the expiration or earlier termination of the Lease. The Plans once approved in writing by Landlord and Tenant shall be referred to herein as the “Approved Plans”. Tenant shall be responsible for all elements of the design of the Plans (including, without limitation, functionality of design, the configuration of the Premises and the placement of Tenant’s furniture, appliances and equipment). Tenant shall promptly furnish complete information concerning its requirements to the responsible architect and engineers as and when requested by them. Tenant covenants and agrees to devote such time as may be necessary in consultation with said architect and engineers to enable them to complete and submit the Plans on or before October 20, 2016 (the “Plans Due Date”). Time is of the essence in respect of review and approval of the Plans by Tenant. If the Plans are not fully completed and approved by the Plans Due Date, as a result of any delay by Tenant with respect to review and approval of the Plans, and as a result the Initial Alterations are not Substantially Complete by the Scheduled Term Commencement Date, Tenant shall be responsible for one day of Tenant Delay for each day during the period beginning on the day following the Plans Due Date and ending on the date completed Plans are approved. (The word “architect” as used in this Exhibit C shall include an interior designer or space planner.)

3.
Landlord, prior to commencing any construction of Initial Alterations, shall submit to Tenant a written estimate setting forth the anticipated cost of the Initial Alterations, including but not limited to the selected bid, the cost of preparing Plans, labor and materials, contractor's fees and permit fees, obtaining permits, a construction management fee equal to five percent (5%) of the total construction costs, and other costs related to construction (including, for purposes of illustration only, special inspection fees and structural engineering consultants and costs). Within three (3) business days after delivery by Landlord of such anticipated costs, Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its reasonable objections thereto and any desired changes to the proposed Initial Alterations (each, a “Tenant Cost Estimate Response”). Landlord hereby agrees to make commercially reasonable efforts to enter into a guaranteed maximum amount construction contract (based on the selected bid) with the general contractor selected by Tenant pursuant to Section 1 above. If Tenant notifies Landlord of such objections and desired changes (which changes may be requested pursuant to Section 5 below), Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate, but any delay in completion of the Initial Alterations resulting from such objections or desired changes so made or necessitated shall constitute a Tenant Delay (“Tenant Delay” has the meaning given in Paragraph 2 of the Lease). In addition, if Tenant fails to timely deliver to Landlord a Tenant Cost Estimate Response, Landlord shall not be obligated to commence work on the Initial Alterations until its receipt of the Tenant Cost Estimate Response containing Tenant’s unconditional approval of the cost estimate and any resulting delay in the completion of the same shall be chargeable against Tenant as a Tenant Delay.

4.
If Landlord’s estimate and/or the actual cost of construction shall exceed the Maximum Amount (such amounts exceeding the Maximum Amount being herein referred to as the “Excess Costs”), Tenant shall pay to Landlord such Excess Costs, plus any applicable state sales or use tax thereon, upon demand. The statements of costs

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submitted to Landlord by Landlord’s contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable by Tenant hereunder constitute rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

5.
If Tenant shall request any change, addition or alteration in any of the Approved Plans after approval by Landlord and Tenant, Landlord shall have such revisions to the Plans prepared, and Tenant shall reimburse Landlord for the cost thereof, plus any applicable state sales or use tax thereon, upon demand to the extent that the cost of performing such revisions cause the cost of Initial Alterations to exceed the Maximum Amount. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the increased cost, if any, which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant, within one (1) business day, shall notify Landlord in writing whether it desires to proceed with such change, addition or deletion. In the absence of such written authorization, Landlord shall have the option to continue work on the Premises disregarding the requested change, addition or alteration, or Landlord may elect to discontinue work on the Premises until it receives notice of Tenant's decision, in which event Tenant shall be responsible for any Tenant delay in the Substantial Completion of the Initial Alterations beyond the Scheduled Term Commencement Date resulting therefrom. If such revisions result in a higher estimate of the cost of construction and/or higher actual construction costs which exceed the Maximum Amount, such increased estimate or costs shall be deemed Excess Costs pursuant to Section 4 hereof and Tenant shall pay such Excess Costs, plus any applicable state sales or use tax thereon, no later than ten (10) business days of demand.

6.
Following approval of the Plans and the payment by Tenant of the required portion of the Excess Costs, if any, Landlord shall cause the Initial Alterations to be constructed substantially in accordance with the approved Plans. Landlord shall notify Tenant of substantial completion of the Initial Alterations.

7.
Any portion of the Maximum Amount which exceeds the cost of the Initial Alterations or is otherwise remaining upon the Substantial Completion of the Initial Alterations shall accrue to the sole benefit of Landlord, it being agreed that Tenant shall not be entitled to any credit, offset, abatement or payment with respect thereto.

8.
These Exhibits C and C-1 shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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EXHIBIT C-1

SPACE PLAN

This Exhibit is attached to and made a part of the Lease by and between
WATER TOWER FEE OWNER, LLC, a Delaware limited liability company (“Landlord”) and
JIVE SOFTWARE, INC., a Delaware corporation (“Tenant”) for space in the
Building located at 300 Orchard City Drive, Campbell, California

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EXHIBIT D

ASBESTOS NOTIFICATION

This Exhibit is attached to and made a part of the Lease by and between
WATER TOWER FEE OWNER, LLC, a Delaware limited liability company (“Landlord”) and
JIVE SOFTWARE, INC., a Delaware corporation (“Tenant”) for space in the
Building located at 300 Orchard City Drive, Campbell, California
NOTIFICATION LETTER
Subject:    Notification of the Presence of Asbestos Containing Materials at Water Tower 300 Orchard City Drive, Campbell, California 95008
Dear Sir or Madam:
We are providing you this information, which contains certain information about asbestos and the building located at 300 Orchard City Drive, Campbell, CA 95008 (the "Property") in accordance with Section 25915 et. seq. of the California Health and Safety Code and the California Occupational Safety and Health Act.

Historically, asbestos was commonly used in building products used in the construction of buildings across the country. Asbestos containing building products were used because they are fire-resistant and provide good noise and temperature insulation. Because of their prevalence, asbestos containing materials, or ACM, are still sometimes found in buildings today.
An asbestos survey of the Property has determined that ACMs or materials that might contain ACM, referred to as presumed asbestos containing materials or PACMs, are present at the Property.
Because ACMs and PACMs are present and may continue to be present at the Property, we have hired an independent environmental consulting firm to prepare an operations and maintenance program ("O&M Program"). The O&M Program is designed to minimize the potential of any harmful asbestos exposure to any person at the Property. The O&M Program includes a description of work methods to be taken in order to maintain any building ACMs or PACMs in good condition and to prevent any significant disturbance of such ACMs or PACMs. Appropriate personnel receive regular periodic training on how to properly administer the O&M Program.
The O&M Program describes the risks associated with asbestos exposure and how to prevent such exposure through appropriate work practices. ACMs and PACMs generally are not thought to be a threat to human health unless asbestos fibers are released into the air and inhaled. This does not typically occur unless (1) the ACMs are in a deteriorating condition, or (2) the ACMs have been significantly disturbed (such as through abrasive cleaning, or maintenance or renovation activities). If inhaled, asbestos fibers can accumulate in the lungs and, as exposure increases, the risk of disease (such as asbestosis or cancer) increases. However, measures to minimize exposure and consequently minimize the accumulation of asbestos fibers, reduces the risks of adverse health effects.
If you would like to review a copy of the written O&M Program, a copy is located at our management office and, upon your request, will be available for you to review and copy during regular business hours.
Please contact the Property Manager if you have any questions about the contents of this letter. Please acknowledge your receipt of this letter by signing the Acknowledgement below and returning it to me at our address.
Sincerely,
CBC Advisors, Agent for the Owner

JILL COLLINS Director Asset Services
CA RE License #01102655
O (408) 885-9110
jill.collins@cbcadvisors.com
CBC Advisors | 303 Almaden Blvd, Suite 120 | San Jose, CA 95110

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Acknowledgement of Receipt
By:_______________________
    (Signature)
Name:____________________
    (Please type or print)
Company: _________________
Date:_____________________

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EXHIBIT E

FORM OF LETTER OF CREDIT

This Exhibit is attached to and made a part of the Lease by and between
WATER TOWER FEE OWNER, LLC, a Delaware limited liability company (“Landlord”) and
JIVE SOFTWARE, INC., a Delaware corporation (“Tenant”) for space in the
Building located at 300 Orchard City Drive, Campbell, California

FORM OF LETTER OF CREDIT

STANDBY L/C DRAFT LANGUAGE

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF_______

DATE: _______, 2016

ISSUING BANK:
SILICON VALLEY BANK
3003 TASMAN DRIVE
2ND FLOOR, MAIL SORT HF210
SANTA CLARA, CALIFORNIA 95054

BENEFICIARY:
WATER TOWER FEE OWNER, LLC
C/O FCP MANAGEMENT, INC.
339 S. SAN ANTONIO ROAD, SUITE 2B
LOS ALTOS, CA 94022
ATTN: ASSET MANAGER

APPLICANT:
JIVE SOFTWARE INC.
915 SW STARK STREET SUITE 200
PORTLAND, OR 97205

AMOUNT:    US$366,381.00 (THREE HUNDRED SIXTY SIX THOUSAND THREE HUNDRED EIGHTY ONE AND 00/100 U.S. DOLLARS)

EXPIRATION DATE: ________, 2017 [364 DAYS AFTER LC ISSUE DATE]

1. LOCATION:    SANTA CLARA, CALIFORNIA

LADIES AND GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF_____ IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT “A” ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1.    THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

2.    BENEFICIARY’S DATED AND SIGNED STATEMENT STATING EITHER OF THE FOLLOWING:

(A)
“JIVE SOFTWARE, INC., AS TENANT (“TENANT”) IS IN DEFAULT UNDER THAT CERTAIN LEASE DATED [DATE], INCLUDING ANY AMENDMENTS AND RESTATEMENTS THERETO, BETWEEN TENANT AND WATER TOWER FEE OWNER, LLC (“LANDLORD “) (THE “LEASE”) FOR PREMISES LOCATED AT [PROPERTY ADDRESS]. LANDLORD HAS PROVIDED THE NOTICE REQUIRED UNDER THE LEASE TO CURE SUCH DEFAULT, AND TENANT HAS FAILED TO CURE THE DEFAULT. THIS DRAW IN THE AMOUNT OF US$ [INSERT AMOUNT IN NUMERALS] ([INSERT AMOUNT IN WORDS] AND ___/100 U.S. DOLLARS) UNDER SILICON VALLEY BANK IRREVOCABLE STANDBY LETTER OF CREDIT NO. _______ REPRESENTS FUNDS DUE AND OWING TO US PURSUANT TO THE TERMS OF THAT CERTAIN LEASE AND/OR ANY AMENDMENT TO THE LEASE.”

-OR-

(B)
“BENEFICIARY HAS RECEIVED A NOTICE FROM SILICON VALLEY BANK THAT ITS IRREVOCABLE LETTER OF CREDIT NUMBER SVBSF__________ WILL NOT BE EXTENDED AND APPLICANT HAS FAILED TO PROVIDE A REPLACEMENT LETTER OF CREDIT IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN LEASE BY AND BETWEEN WATER TOWER FEE OWNER, LLC, AS LANDLORD, AND JIVE SOFTWARE,

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INC., AS TENANT, AND/OR ANY AMENDMENT TO THE LEASE OR ANY OTHER AGREEMENT BETWEEN SUCH PARTIES RELATED TO THE LEASE.”

THE LEASE AGREEMENT MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID LEASE AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

PARTIAL DRAWS AND MULTIPLE PRESENTATIONS ARE ALLOWED. THE AGGREGATE AMOUNT OF THIS LETTER OF CREDIT AVAILABLE TO BE DRAWN SHALL BE REDUCED BY THE AMOUNT OF ANY SUCH DRAWING. THE ORIGINAL OF THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND YOU A NOTICE BY REGISTERED MAIL OR OVERNIGHT COURIER MAIL SERVICE AT THE ABOVE ADDRESS (OR ANY OTHER ADDRESS INDICATED BY YOU, IN A WRITTEN NOTICE TO US THE RECEIPT OF WHICH WE HAVE ACKNOWLEDGED, AS THE ADDRESS TO WHICH WE SHOULD SEND SUCH NOTICE) THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND SEPTEMBER 30, 2022, WHICH SHALL BE THE FINAL EXPIRATION DATE. IN THE EVENT OF SUCH NOTICE OF NON-EXTENSION, YOU MAY DRAW HEREUNDER WITH A DRAFT AND STATEMENT STATED ABOVE AND ACCOMPANIED BY THIS ORIGINAL LETTER OF CREDIT AND AMENDMENT(S), IF ANY.

THIS LETTER OF CREDIT IS TRANSFERABLE ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE AND ONLY UP TO THE THEN AVAILABLE AMOUNT, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATION, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U. S. DEPARTMENT OF TREASURY AND U. S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR TRANSFER FORM ATTACHED HERETO AS EXHIBIT “B” DULY EXECUTED. THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK. APPLICANT SHALL PAY OUR TRANSFER FEE OF ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM US$250.00) UNDER THIS LETTER OF CREDIT. ANY REQUEST FOR TRANSFER IS NOT CONTINGENT UPON APPLICANT'S ABILITY TO PAY OUR TRANSFER FEE. ANY TRANSFER OF THE LETTER OF CREDIT MAY NOT CHANGE THE PLACE OR DATE OF EXPIRATION OF THE LETTER OF CREDIT FROM OUR ABOVE SPECIFIED OFFICE OR DATE OF EXPIRATION. EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL OF THE LETTER OF CREDIT SO ENDORSED TO THE TRANSFEREE.

ALL DEMANDS FOR PAYMENT SHALL BE MADE EITHER IN PERSON OR BY OVERNIGHT COURIER BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS IN PERSON OR BY OVERNIGHT COURIER SERVICE ON A BUSINESS DAY AT OUR OFFICE AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION.

WE AGREE THAT WE WILL HONOR YOUR DRAWS AGAINST THIS LETTER OF CREDIT WITHOUT INQUIRY INTO THE ACCURACY OF BENEFICIARY'S SIGNED STATEMENT AND WE SHALL HAVE NO DUTY OR RIGHT TO INQUIRE AS TO THE BASIS UPON WHICH BENEFICIARY HAS DETERMINED THAT THE AMOUNT IS DUE AND OWING OR HAS DETERMINED TO PRESENT TO US ANY DRAFT UNDER THIS LETTER OF CREDIT, AND THE PRESENTATION OF SUCH DRAFT IN STRICT COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, SHALL AUTOMATICALLY RESULT IN PAYMENT TO THE BENEFICIARY.

WE HEREBY AGREE WITH THE BENEFICIARY THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO US ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT OR ANY AUTOMATICALLY EXTENDED EXPIRATION DATE.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

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SILICON VALLEY BANK
_____[BANK USE]____________ ___[BANK USE]_____________
AUTHORIZED SIGNATURE AUTHORIZED SIGNATURE

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EXHIBIT “A”

    DATE: _______________                    REF. NO. ___________________

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF                  US$_________________

USDOLLARS _____________________________________________________________________
_________________________________________________________________________________

DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY
LETTER OF CREDIT NUMBER NO. _______________________ DATED ___________________

TO: SILICON VALLEY BANK
3003 TASMAN DRIVE             _______________________________
SANTA CLARA, CA 95054             (BENEFICIARY'S NAME)

...............................................................
Authorized Signature

     DATE: _______________                    REF. NO. ___________________

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF                                           US$________________
USDOLLARS ____________________________________________________________________
        _________________________________________________________________________________
       DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY
       LETTER OF CREDIT NUMBER NO. _______________________ DATED ___________________

TO: SILICON VALLEY BANK
 3003 TASMAN DRIVE                        _______________________________
 SANTA CLARA, CA 95054                   (BENEFICIARY'S NAME)

                                                                                                  ...............................................................
                                                                                                                Authorized Signature

GUIDELINES TO PREPARE THE DRAFT

1.	DATE: ISSUANCE DATE OF DRAFT.

2.	REF. NO.: BENEFICIARY'S REFERENCE NUMBER, IF ANY.

3.	PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE
SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).

4.	US$: AMOUNT OF DRAWING IN FIGURES.

5.	USDOLLARS: AMOUNT OF DRAWING IN WORDS.

6.	LETTER OF CREDIT NUMBER: SILICON VALLEY BANK'S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.	DATED: ISSUANCE DATE OF THE STANDBY L/C.

8.	BENEFICIARY'S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.

9.	AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS DRAFT, PLEASE CALL OUR L/C PAYMENT SECTION AT 408-654-6274 OR 408-654-7716 OR 408-654-3035

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EXHIBIT “B”

DATE:

TO: SILICON VALLEY BANK
3003 TASMAN DRIVE RE: IRREVOCABLE STANDBY LETTER OF CREDIT
SANTA CLARA, CA 95054 NO.              ISSUED BY
ATTN:INTERNATIONAL DIVISION. SILICON VALLEY BANK, SANTA CLARA
STANDBY LETTERS OF CREDIT L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,	SIGNATURE AUTHENTICATED
The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.
(BENEFICIARY’S NAME)
(SIGNATURE OF BENEFICIARY)
(NAME AND TITLE)	(Name of Bank)
(Address of Bank)
(City, State, ZIP Code)
(Authorized Name and Title)

(Authorized Signature)
(Telephone number)

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EXHIBIT F

FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

This Exhibit is attached to and made a part of the Lease by and between
WATER TOWER FEE OWNER, LLC, a Delaware limited liability company (“Landlord”) and
JIVE SOFTWARE, INC., a Delaware corporation (“Tenant”) for space in the
Building located at 300 Orchard City Drive, Campbell, California

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

JPMorgan Chase Bank, N.A.
Attn. POST CLOSING
P.O. Box 9011
Coppell, TX 75019-9011
Loan No. ______________
SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT
THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”) is made as of ____________________, 20___, by and among JPMORGAN CHASE BANK, N.A. (together with its successors and assigns, “Lender”), ___________________________________________ (“Borrower”), and ___________________________________________ (“Tenant”).
Borrower is the landlord and Tenant is the tenant under a lease dated ____________________ (as amended, the “Lease”). The Lease covers all or a portion (the “Leased Premises”) of the real property described on the attached Exhibit A and the improvements thereon (the “Property”). Borrower has been granted, or has applied for, a loan by Lender (the “Loan”), secured by a deed of trust, mortgage or similar instrument (the “Security Instrument”) encumbering the Property. All documents evidencing or securing the Loan including the Security Instrument are referred to as the "Loan Documents." Tenant has agreed to subordinate the Lease to the Security Instrument and other Loan Documents, and Lender has agreed not to disturb Tenant’s rights under the Lease, in accordance with this Agreement. The parties agree as follows:
Subordination. The Lease is subordinate to the Security Instrument and all amendments thereto. Tenant agrees that, notwithstanding anything to the contrary in the Lease or any other document and notwithstanding Section 3 below: (a) no right of first refusal held by Tenant under the Lease is exercisable in connection with any Foreclosure Event (as defined below); and (b) no purchase option held by Tenant under the Lease can be exercised prior to any Foreclosure Event unless the Loan is paid off in full concurrently with the closing of such purchase.
Attornment. After any Foreclosure Event, the terms of the Lease will be recognized as a new and direct lease from Successor Landlord (as defined below) to Tenant, and Tenant hereby attorns to Successor Landlord as its landlord, such attornment to be effective and self-operative immediately upon such Foreclosure Event. Notwithstanding any other provision of this Agreement, Successor Landlord will not be (a) liable for any payment or deposit made by Tenant to Borrower or any prior landlord; or (b) liable for or bound by (i) any breach of the Lease by Borrower or any prior landlord, (ii) any offset or credit against Borrower or any prior landlord; or (iii) any material modification of the Lease without Lender’s written consent; or (iv) any right of first refusal and/or purchase option held by Tenant under the Lease.
“Foreclosure Event” means: (i) foreclosure under the Security Instrument; (ii) any other exercise by Lender of rights and remedies as a result of which a Successor Landlord becomes the owner of the Property; or (iii) delivery to Lender (or its designee or nominee) of a deed or other conveyance of the Property in lieu of (i) or (ii) above.
“Successor Landlord” means Lender or any other person or entity that becomes the owner of the Property as the result of, or after, a Foreclosure Event.
Nondisturbance. Upon a Foreclosure Event, Lender will not (and no other Successor Landlord will entitled to) interfere with Tenant’s use or possession of the Leased Premises; provided that if Tenant is then in default under the Lease beyond any applicable notice, grace or cure period, at Lender’s option, the Lease shall be terminated by the Foreclosure Event.
Other Acknowledgments and Agreements. Tenant acknowledges and agrees that: (a) upon receipt of written notice from Lender that the Loan is in default, Tenant will (and Borrower authorizes Tenant to) pay all rent and other amounts due to Borrower under the Lease directly to Lender; (b) Lender has no obligation to Tenant regarding Borrower’s application of the Loan proceeds; (c) Tenant shall notify Lender in writing of any default by Borrower under the Lease to which Tenant provides written notice thereof to Borrower; and (d) if Lender becomes the Successor Landlord, Lender shall have no liability to Tenant with respect to the Lease after Lender no longer has any ownership interest in the Property, except to the extent such liability arises solely by acts or omissions of Lender during the period of Lender’s ownership of the Property.
Notices. All notices under this Agreement will be in writing and mailed or delivered by recognized overnight delivery service (such as Federal Express) to the addresses shown on the signature page. All such notices will: (a) if

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mailed, be effective three (3) business days following deposit in the United States mail with postage prepaid and return receipt requested; and (b) if delivered as provided above, be effective upon delivery. Any party to this Agreement may change the address for notices to that party by written notice to the other parties to this Agreement.
WAIVER OF SPECIAL DAMAGES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO AGREES NOT TO ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST THE OTHER PARTIES HERETO, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.
[**Add if the Property is in California/Delete Exhibit B if the Property is outside of California: WAIVER OF JURY TRIAL AND JUDICIAL REFERENCE PROVISION. The dispute resolution procedures are described on Exhibit B attached hereto and incorporated herein by this reference.** ]
Miscellaneous. This Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and assigns. This Agreement constitutes the final expression of the entire agreement of the parties with respect to the subordination of the Lease to the lien of the Security Instrument. If there are any conflicts between the Security Instrument and the Lease, the Security Instrument shall control; provided, however, that if Tenant is not in default under the Lease beyond any applicable notice, grace or cure period, then the Lease shall control with respect to the disbursement of insurance proceeds received following a casualty event. This Agreement may not be modified other than by an agreement in writing, signed by the parties hereto or their respective successors in interest. Except as modified by this Agreement, all of the terms and provisions of the Lease will remain in full force and effect. If there are any conflicts between the Lease and this Agreement, the terms and provisions of this Agreement will control. This Agreement may be executed in any number of identical counterparts, which shall collectively constitute one agreement. This Agreement will be governed by the laws of the state where the Property is located and applicable federal law, without regard to its conflicts of laws principles. In the event of any litigation to enforce the terms of this Agreement or to recover damages for the breach thereof, the prevailing party will be entitled to recover from the nonprevailing party all attorneys’ fees and other costs and expenses incurred in connection therewith.

[Signatures on the following page]

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DATED as of the day and year first above written.
LENDER:
JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

Address:                P.O. Box 9178
Coppell, TX 75019-9178
Attn: Portfolio Administration – Transactions
Loan No. ____________________

BORROWER:

By:
Name:
Its

Address:

TENANT:

By:
Name:
Its

Address:

[ADD APPROPRIATE ACKNOWLEDGMENTS FOR EACH OF THE ABOVE SIGNATORIES.]

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[GUARANTOR’S CONSENT AND AGREEMENT
Each of the undersigned, a guarantor of Tenant’s obligations under the Lease (a “Guarantor”) consents and agrees to the terms of the above Agreement, ratifies Guarantor’s guaranty of the Lease (the “Guaranty”) and confirms that: (i) all provisions of the Guaranty remain in full force and effect and (ii) Guarantor presently has no offset, defense, claim or counterclaim with respect to Guarantor’s obligations under the Guaranty.
GUARANTOR:

____________________

____________________

[ADD APPROPRIATE ACKNOWLEDGMENTS FOR EACH OF THE ABOVE SIGNATORIES.]

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EXHIBIT A
Description of the Property
[See attached]

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EXHIBIT B
WAIVER OF JURY TRIAL AND JUDICIAL REFERENCE PROVISION
1.    IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST ANY PARTY HERETO IN CONNECTION WITH ANY CONTROVERSY, DISPUTE OR CLAIM DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) (EACH, A “CLAIM”) AND THE WAIVER SET FORTH IN THE PRECEDING PARAGRAPH IS NOT ENFORCEABLE IN SUCH ACTION OR PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS:
WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SECTION 1.2 BELOW, ANY CLAIM WILL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1. THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE IN ACCORDANCE WITH CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638. VENUE FOR THE REFERENCE PROCEEDING WILL BE IN THE STATE OR FEDERAL COURT IN THE COUNTY OR DISTRICT WHERE VENUE IS OTHERWISE APPROPRIATE UNDER APPLICABLE LAW.
THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING, WITHOUT LIMITATION, SET-OFF), (C) APPOINTMENT OF A RECEIVER AND (D) TEMPORARY, PROVISIONAL OR ANCILLARY REMEDIES (INCLUDING, WITHOUT LIMITATION, WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) - (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT.
UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN TEN (10) DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY MAY REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B).
ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS, A COURT REPORTER WILL BE USED AND THE REFEREE WILL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.
THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND MAY ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA. THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH APPLICABLE STATE AND FEDERAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING, WITHOUT LIMITATION, MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW.
THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY.

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